logo: Nuveen Investments

Semiannual Report April 30, 2001

 Municipal Closed-End
Exchange-Traded
            Funds

  Dependable, tax-free income to help
    you keep more of what you earn.



                        INVESTMENT QUALITY
                        NQM
                        SELECT QUALITY
                        NQS
                        QUALITY INCOME
                        NQU
                        PREMIER INCOME
                        NPF

                                    Invest well.
                           Look ahead.

                                            Leave your MARK. (SM)

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

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


Dear
  Shareholder

photo of: Timothy R. Schwertfeger
          Chairman of the Board

sidebar:

   Your Nuveen Fund also features several characteristics that can help make it an essential part of your overall investment strategy."



I am pleased to have this opportunity to report on the recent performance of your Nuveen Fund. During the period covered by this report, your Fund continued to meet its primary objective of providing you with attractive monthly tax-free income from a portfolio of quality municipal bonds. Detailed information on your Fund can be found in the Portfolio Managers' Comments and Performance Overview sections later in this report. I urge you to take the time to read them.

In addition to providing you with steady tax-free income, your Nuveen Fund also features several characteristics that can help make it an essential part of your overall investment strategy. These include careful research, constant surveillance and judicious trading by Nuveen's seasoned portfolio management team, with every action designed to supplement income, improve Fund structure, better adapt to current market conditions or increase diversification. In turbulent times like these, prudent investors understand the importance of diversification, balance, and risk management, all attributes your Nuveen Fund can bring to your portfolio. With strong long-term performance achieved through consistent, disciplined professional management, your Nuveen Fund also illustrates the power of taking a long-term view toward financial growth and success.

Invest Well.Look Ahead.Leave Your Mark.
Today, perhaps more than ever, investors have the ability to make a lasting impact on their families and their world for generations to come. For more than 100 years, Nuveen has specialized in offering quality investments such as the Nuveen Funds to those seeking to accumulate and preserve wealth and establish a lasting legacy. Our mission continues to be to provide assistance to you and your financial advisor by offering the investment services and products that can help you leave your mark. We thank you for continuing to choose Nuveen Investments as your partner as you work toward that goal.

Sincerely,

/s/ Timothy R. Schwertfeger

Timothy R. Schwertfeger
Chairman of the Board

June 15, 2001

sidebar:
   Today, perhaps more than ever, investors have the ability to make a lasting impact on their families and their world for generations to come."

Nuveen National Municipal Closed-End Exchange-Traded Funds (NQM, NQS, NQU, NPF)

PORTFOLIO MANAGERS'
               COMMENTS

Portfolio managers Tom Futrell, Bill Fitzgerald, Steve Peterson and Rick Huber examine national economic and market conditions, key investment strategies, and the performance of the Nuveen National Municipal Closed-End Exchange-Traded Funds. Tom, Bill, and Steve have managed NQM, NQU, and NPF, respectively, since the inceptions of these Funds in 1990 and 1991, while Rick assumed portfolio management responsibility for NQS in 1998.

sidebar:

1 The Funds' performances are compared with that of the Lehman Brothers
  Municipal Bond Index, an unleveraged index comprising a broad range of investment-grade municipal bonds. Results for the Lehman index do not reflect any expenses.

2 The Funds' total returns are compared with the average annualized return of the 53 funds in the Lipper General Leveraged Municipal Debt Funds category. Fund and Lipper returns assume reinvestment of dividends.

3 The taxable-equivalent yield represents the yield that must be earned on a taxable investment in order to equal the yield of the Nuveen Fund on an after-tax basis. The taxable-equivalent yield is based on the Fund's market yield on the indicated date and a federal income tax rate of 31%.

4 Duration is a measure of a Fund's NAV volatility in reaction to interest rate movements. Fund duration, also known as leverage-adjusted duration, takes into account the leveraging process for a Fund and therefore is generally longer than the duration of the actual portfolio of individual bonds that make up the Fund. Unless otherwise noted, references to duration in this commentary are intended to indicate Fund duration.

WHAT FACTORS HAD THE GREATEST INFLUENCE ON THE U.S. ECONOMY AND THE MUNICIPAL MARKET DURING THIS REPORTING PERIOD?
The major factors affecting the economy and the municipal market over the past twelve months were the federal reserve's reductions in short-term interest rates and a generally slower rate of economic growth.

In January 2001, the Fed began a series of fed funds rate cuts that brought this benchmark rate to 4.50% by the close of the reporting period. (The Fed reduced rates by another 50 basis points on May 15, bringing the federal funds rate to 4.00%, its lowest level since 1994.) The consensus among many market observers is that the Fed is poised to continue easing rates as long as signs of a significant economic slowdown remain.

In the municipal market, continued tight new issue supply helped many bonds perform well. Generally positive economic conditions over the past decade enabled more cities and states to use pay-as-you-go funding for necessary projects, rather than financing obtained through new issuance.

On the demand side, municipal bonds continued to be highly sought after by individual investors looking for diversification, tax-free income, and an alternative to a volatile stock market. As a result, municipal bond prices trended generally higher over this reporting period. Nevertheless, we believe the municipal market continued to represent good value. As of April 30, 2001, long-term municipal yields were 97% of 30-year Treasury yields, compared with 101% in April 2000.

HOW DID THESE NUVEEN FUNDS PERFORM OVER THE PAST TWELVE MONTHS?
For the year ended April 30, 2001, the Nuveen National Municipal Closed-End Exchange-Traded Funds produced total returns on net asset value (NAV) as shown in the accompanying table. The annual returns for the Lehman Brothers Municipal Bond Index1 and Lipper Peer Group2 are also presented.

                                       Lehman
                      Total Return      Total     Lipper
          Market Yield      on NAV    Return1   Average2
========================================================
                            1 Year     1 Year     1 Year
                 Taxable-    Ended      Ended      Ended
      4/30/01 Equivalent3  4/30/01    4/30/01    4/30/01
========================================================
NQM     5.93%       8.59%   13.79%     10.37%     12.00%
--------------------------------------------------------
NQS     6.14%       8.90%   12.11%     10.37%     12.00%
--------------------------------------------------------
NQU     6.29%       9.12%   10.57%     10.37%     12.00%
--------------------------------------------------------
NPF     6.24%       9.04%    9.84%     10.37%     12.00%
--------------------------------------------------------

Past performance is not predictive of future results.

For additional information, see the individual Performance Overview for your Fund in this report.


Since mid-2000, the combination of relatively tight municipal supply, Fed easing and generally favorable technicals has produced a generally positive total return environment. The Funds' participation in this recovery is reflected in the total returns on NAV listed in the previous table.

During the twelve months ended April 30, 2001, the yield on the Bond Buyer 25 Revenue Bond Index fell from 6.07% to 5.63%. In this environment of falling yields (and rising bond values), funds with longer durations4 would generally be expected to perform well. As of April 30, 2001, the durations of these Nuveen Funds ranged from 10.33 to 12.24, compared with 7.60 for the unleveraged Lehman Brothers Municipal Bond Index. The Funds' relative performance was also influenced by differences in their structures, call exposure and concentrations of various sectors within their portfolios.

HOW WERE THE FUNDS' DIVIDENDS AND SHARE PRICES AFFECTED BY THIS ENVIRONMENT? All of these Funds use leverage as a way to potentially enhance the dividends paid to common shareholders. This benefit is tied in part to the short-term rates the

Funds pay their MuniPreferred(R) shareholders. In 1999 and 2000, as the Federal Reserve increased short-term rates, the dividends paid to MuniPreferred shareholders grew. This, combined with the pressure of bond calls in several of the Funds, was sufficient to cause decreases in common share dividends during 2000.

Recent Fed rate reductions may cause MuniPreferred rates to set at relatively low levels, leaving more income with the Funds with which to pay common share dividends. However, this trend could be offset by the effect of bond calls on the higher-yielding bonds held by these portfolios. This is especially true of NQS, NQU, and NPF, which are currently at the point in their lifecycles when they can expect an increased risk of bond calls. The level of short-term rates, the amount and timing of bond calls, and the interest rates at which we can reinvest the proceeds of any calls will all influence the dividends of these Nuveen Funds over the next twelve months.

During the past year, as the stock market remained volatile and the bond market continued to perform well, many investors again turned to tax-free fixed-income alternatives as a way to add balance to their portfolios and reduce overall risk. As a result, the share prices of these Funds improved (see the charts on the individual Performance Overview pages). This increased demand caused the discount (share price below NAV) on NPF to move to a premium (share price above
NAV), while the discounts on the other Funds narrowed significantly over the past twelve months. Since the market prices of NQM, NQS, and NQU remain lower than the actual value of the bonds in their portfolios, shareholders may want to consider taking advantage of this opportunity to add to their holdings of these Nuveen Funds.

WHAT KEY STRATEGIES WERE USED TO MANAGE THE NUVEEN FUNDS DURING THE YEAR ENDED APRIL 30, 2001?
As evidenced by their twelve-month total returns on NAV, these Nuveen Funds were well structured going into this period. Despite the relatively tight supply of new municipal issuance during most of the past year, the Funds continued to meet their goal of keeping assets fully invested and working for shareholders. However, lower supply also meant relatively fewer opportunities to make trades that would substantially enhance the Funds' holdings. As issuance did become available in the market, we focused on strengthening long-term dividend-payment capabilities, enhancing structure, and purchasing bonds with the potential to add value and diversification to the Funds' portfolios.

One of the sectors where we found value was healthcare, where change has created opportunities in selected hospital issues. This is an area where the expertise of Nuveen research analysts is instrumental in helping us find and understand the bonds offering the best upside potential for our Funds. Another area we are watching closely is independent power plants, due to improving supply-and-demand dynamics in the electricity industry. Over the past year, we added several of these issues to our Funds' portfolios.

The transportation sector, which saw relatively heavy new issuance in 2000, also provided several opportunities to take advantage of widening spreads. As airports try to find solutions to overcrowding and delay problems through the addition of runways and expanded facilities, we expect to see this level of issuance continue and even increase. In NQU, we purchased several AMT bonds issued for airports including Chicago, Denver, and Dallas, while NQM increased its transportation allocation to 15% from 10% a year ago with the addition of both Atlanta and Denver airport bonds.

NQM, NQS, and NQU also recently purchased bonds issued by New York, South Carolina, Alaska, Alabama, and Washington D.C., that were secured by the 1998 $250 billion master settlement agreement between four major tobacco companies and 46 states.

As the Funds continue to work through bond calls, we have focused on managing their durations to counter the effects of the call process and keep the Funds' well positioned to take advantage of market opportunities. For NQM, our strategy included selling bonds when they attracted strong bids, and then replacing them with bonds from the 15 to 20-year part of the yield curve. This helped shorten the Fund's duration while maintaining the opportunity to benefit as the market rallied. In NQS, we have been lengthening duration by reinvesting called bond proceeds in the long end of the yield curve, while at the same time retaining the Fund's existing positions of premium, shorter-duration securities. NQU's duration, which was extended over the past year as shorter bonds were called from its portfolio, should continue to lengthen until the number of call decreases in 2003. NPF has entered a period of increased bond call activity, which has caused some higher coupon bonds to leave the portfolio and limited the upside potential of others. This is reflected in its total return performance for the period.

Some of the recent purchases in these Nuveen Funds were financed with proceeds generated by sales and calls of U.S. guaranteed, or pre-refunded, bonds. At the end of April 2000, the Funds' allocations to this type of issuance ranged from 18%-33%. By April 30, 2001, this had been reduced to 10%-25%. As part of our strategies to enhance the call protection of these Funds, we continue to carefully assess opportunities to sell these pre-refunded bonds as we find attractive long-term reinvestment alternatives in the marketplace.

All four Funds continued to offer excellent credit quality, with between 78% and 82% of their portfolios invested in bonds rated AAA/U.S. guaranteed and AA as of April 30, 2001. The Funds also had allocations of BBB and non-rated bonds that ranged from 7% to 11%, which generally provided higher yields during 2000.

WHAT IS YOUR OUTLOOK FOR THE MUNICIPAL
MARKET IN GENERAL AND THE NATIONAL NUVEEN FUNDS IN PARTICULAR?
Overall, our outlook for the fixed-income markets during the next twelve months continues to be positive. Demand for tax-exempt municipal bonds is anticipated to remain strong, as investors look for ways to rebalance their portfolios and reduce potential risk. If interest rates continue to fall and the pace of refundings accelerates, new municipal issuance nationwide in 2001 could exceed $200 billion. We will, of course, continue to closely monitor the economy, including Federal Reserve policies and the impact of the tax reduction bill, in order to be prepared to respond appropriately to any developing situations.

Looking specifically at these Nuveen Funds, NQM offers excellent levels of call protection in 2001 and 2002, with less than 4% of its portfolio subject to calls over the next 20 months. However, NQS, NQU, and NPF, which mark the 10-year anniversary of their inceptions in 2001, have entered the part of their lifecycles when they are experiencing increased in call exposure. During the remainder of 2001 and 2002, these three Funds could see 22% to 33% of their portfolios affected by bond calls, depending on market interest rates during this time. In general, these positions appear to be manageable, and we foresee no problems in working through them. In 2003, all of these Funds will again offer excellent levels of call protection, with scheduled calls currently ranging from 1% to 7%.

While we cannot control the direction of interest rates, we continue to work to reduce the Funds' call exposure and to actively manage the Funds to mitigate the longer-term effects of the bond call process. These strategies include selling bond with short call dates and pre-refunded bonds with short maturities at attractive points of the interest rate cycle. In reinvesting the proceeds from these sales as well as any calls, we are looking to the longer end of the yield curve as one way to enhance future call protection.

As value-oriented investors, we also plan to continue to look for areas of the market that can add value for our shareholders, strengthen the Funds' dividend-payment capabilities, and enhance structure and total return attributes. Over the next twelve months, we expect these to include the healthcare sector, tobacco bonds, and, more generally, A and BBB rated bonds. We will also continue to manage the Funds' durations to keep them well positioned in terms of market opportunities. Depending on the rate environment going forward, bond calls in NQS, NQU, and NPF could create opportunities to further enhance the structure of these Funds. We believe these Nuveen Funds will continue to play an important role in investors' long-range financial programs, providing balance and diversification, dependable tax-free income, and quality investments.

NQM




Nuveen Investment Quality Municipal Fund, Inc.

Performance
   Overview As of April 30, 2001



pie chart:

CREDIT QUALITY
AAA/U.S. Guaranteed     67%
AA                      15%
A                       11%
BBB                      4%
NR                       3%

bar chart:

2000-2001 MONTHLY TAX-FREE DIVIDENDS PER SHARE

May      0.0745
Jun      0.0715
Jul      0.0715
Aug      0.0715
Sep      0.0715
Oct      0.0715
Nov      0.0715
Dec      0.0695
Jan      0.0695
Feb      0.0695
Mar      0.0695
Apr      0.0695

line chart:

SHARE PRICE PERFORMANCE
12.13    5/5/00
11.75
11.88
12.19
12.5
12.19
12.25
12.31
12.63
12.81
12.94
12.88
12.94
12.94
12.94
13.06
13.13
13.25
13.5
13.25
13.25
13.06
12.88
12.63
12.56
12.75
12.81
12.75
12.63
12.75
12.75
12.94
13.25
13.44
14
14.06
14.31
14.38
14.41
14.33
14.2
14.05
14.19
14.14
13.85
13.95
13.97
14.01
14
14.05
14.06    4/30/01

Weekly Closing Price
Past performance is not predictive of future results.

PORTFOLIO STATISTICS
==================================================
Share Price                                 $14.07
--------------------------------------------------
Net Asset Value                             $15.02
--------------------------------------------------
Market Yield                                 5.93%
--------------------------------------------------
Taxable-Equivalent Yield
(Federal Income Tax Rate)1                   8.59%
--------------------------------------------------
Fund Net Assets ($000)                    $838,088
--------------------------------------------------
Average Effective Maturity (Years)           21.37
--------------------------------------------------
Leverage-Adjusted Duration                   11.98
==================================================

ANNUALIZED TOTAL RETURN (Inception 6/90)
--------------------------------------------------
                      On Share Price        On NAV
==================================================
1-Year                        20.54%        13.79%
--------------------------------------------------
5-Year                         5.35%         6.22%
--------------------------------------------------
10-Year                        6.33%         7.35%
==================================================

TOP FIVE SECTORS (AS A % OF TOTAL INVESTMENTS)
==================================================
Transportation                                 15%
--------------------------------------------------
Tax Obligation/General                         13%
--------------------------------------------------
Healthcare                                     12%
--------------------------------------------------
U.S. Guaranteed                                10%
--------------------------------------------------
Housing/Single Family                           9%
==================================================


1 Taxable-equivalent yield represents the yield on a taxable investment necessary to equal the yield of the Nuveen Fund on an after-tax basis. It is calculated using the current market yield and a federal income tax rate of 31%.

NQS

Nuveen Select Quality Municipal Fund, Inc.

Performance
   Overview As of April 30, 2001



pie chart:

CREDIT QUALITY
AAA/U.S. Guaranteed                     74%
AA                                       8%
A                                       10%
BBB                                      7%
NR                                       1%



2000-2001 MONTHLY TAX-FREE DIVIDENDS PER SHARE2
May                              0.077
Jun                              0.074
Jul                              0.074
Aug                              0.074
Sep                              0.074
Oct                              0.074
Nov                              0.074
Dec                              0.072
Jan                              0.072
Feb                              0.072
Mar                              0.072
Apr                              0.072



line chart:

SHARE PRICE PERFORMANCE
12.5                             5/5/00
12.13
12.25
12.69
12.69
12.5
12.56
12.44
12.94
13.13
13.06
13.13
13.06
13
13.13
13.31
13.31
13.63
13.75
13.56
13.44
13.31
13.06
12.75
12.56
13
13.19
12.56
12.56
12.88
12.94
12.81
13.13
13.5
14.13
14.19
14.25
14.13
14.26
14.2
14.16
14.05
14.2
14.19
14.06
13.95
14.03
13.99
14
14.06
14.07                            4/30/01

Weekly Closing Price
Past performance is not predictive of future results.




PORTFOLIO STATISTICS
==================================================
Share Price                                 $14.08
--------------------------------------------------
Net Asset Value                             $14.80
--------------------------------------------------
Market Yield                                 6.14%
--------------------------------------------------
Taxable-Equivalent Yield
(Federal Income Tax Rate)1                   8.90%
--------------------------------------------------
Fund Net Assets ($000)                    $780,487
--------------------------------------------------
Average Effective Maturity (Years)           20.56
--------------------------------------------------
Leverage-Adjusted Duration                   10.33
==================================================

ANNUALIZED TOTAL RETURN (Inception 3/91)
--------------------------------------------------
                      On Share Price        On NAV
==================================================
1-Year                        20.22%        12.11%
--------------------------------------------------
5-Year                         5.92%         6.45%
--------------------------------------------------
10-Year                        6.53%         7.46%
==================================================

Top Five Sectors (as a % of total investments)
==================================================
U.S. Guaranteed                                16%
--------------------------------------------------
Housing/Single Family                          12%
--------------------------------------------------
Transportation                                 11%
--------------------------------------------------
Tax Obligation/Limited                         11%
--------------------------------------------------
Tax Obligation/General                         11%
==================================================


1 Taxable-equivalent yield represents the yield on a taxable investment necessary to equal the yield of the Nuveen Fund on an after-tax basis. It is calculated using the current market yield and a federal income tax rate of 31%.

2 The Fund also paid shareholders a net ordinary income distribution in December
  2000 of $0.0013 per share.

NQU

Nuveen Quality Income Municipal Fund, Inc.

Performance
   Overview As of April 30, 2001



pie chart:

CREDIT QUALITY
AAA/U.S. Guaranteed                          68%
AA                                           11%
A                                             9%
BBB                                           9%
NR                                            2%
Other                                         1%



2000-2001 MONTHLY TAX-FREE DIVIDENDS PER SHARE2
May      0.08
Jun      0.076
Jul      0.076
Aug      0.076
Sep      0.076
Oct      0.076
Nov      0.076
Dec      0.076
Jan      0.076
Feb      0.076
Mar      0.076
Apr      0.076



line chart:

SHARE PRICE PERFORMANCE
12.88    5/5/00
12.56
12.81
13.06
13.19
12.88
12.75
12.75
13.25
13.38
13.44
13.5
13.5
13.13
13.38
13.5
13.38
13.63
13.81
13.63
13.56
13.44
13.38
13.25
12.81
13.19
13.13
13
13
13.06
13.13
13.44
13.63
13.75
14.63
14.44
14.81
14.81
14.82
14.8
14.67
14.55
14.72
14.75
14.36
14.19
14.01
14.12
14.44
14.38
14.45    4/30/01

Weekly Closing Price
Past performance is not predictive of future results.




PORTFOLIO STATISTICS
==================================================
Share Price                                 $14.51
--------------------------------------------------
Net Asset Value                             $14.68
--------------------------------------------------
Market Yield                                 6.29%
--------------------------------------------------
Taxable-Equivalent Yield
(Federal Income Tax Rate)1                   9.12%
--------------------------------------------------
Fund Net Assets ($000)                  $1,247,972
--------------------------------------------------
Average Effective Maturity (Years)           19.54
--------------------------------------------------
Leverage-Adjusted Duration                   10.66
==================================================

ANNUALIZED TOTAL RETURN (Inception 6/91)

                      On Share Price        On NAV
==================================================
1-Year                        21.66%        10.57%
--------------------------------------------------
5-Year                         6.29%         6.09%
--------------------------------------------------
Since Inception                6.59%        7.37%
==================================================

TOP FIVE SECTORS (AS A % OF TOTAL INVESTMENTS)
==================================================
U.S. Guaranteed                                21%
--------------------------------------------------
Transportation                                 13%
--------------------------------------------------
Utilities                                      11%
--------------------------------------------------
Water and Sewer                                10%
--------------------------------------------------
Tax Obligation/General                         10%
==================================================

1 Taxable-equivalent yield represents the yield on a taxable investment necessary to equal the yield of the Nuveen Fund on an after-tax basis. It is calculated using the current market yield and a federal income tax rate of 31%.

2 The Fund also paid shareholders capital gains and net ordinary income distributions in December 2000 of $0.0097 per share.

NPF

Nuveen Premier Municipal Income Fund, Inc.

Performance
   Overview As of April 30, 2001



pie chart:

CREDIT QUALITY
AAA/U.S. Guaranteed                   66%
AA                                    12%
A                                     11%
BBB                                    2%
NR                                     9%



bar chart:

2000-2001 MONTHLY TAX-FREE DIVIDENDS PER SHARE
May      0.0805
Jun      0.0765
Jul      0.0765
Aug      0.0765
Sep      0.0765
Oct      0.0765
Nov      0.0765
Dec      0.0765
Jan      0.0765
Feb      0.0765
Mar      0.0765
Apr      0.0765



line chart:

SHARE PRICE PERFORMANCE
13.25    5/5/00
13
12.75
13
13.06
13
12.88
12.81
13.13
13.5
13.5
13.38
13.31
13.25
13.75
13.94
13.94
14.13
14
13.69
13.69
13.88
13.44
13.56
13.13
13.38
13.69
13.44
13.5
13.81
13.88
14
14.38
14.19
15
15.31
15.19
14.94
15.25
15.06
14.99
15.07
15.02
15.15
15.03
14.52
14.5
14.52
14.7
14.68
14.73    4/30/01

Weekly Closing Price
Past performance is not predictive of future results.




PORTFOLIO STATISTICS
==================================================
Share Price                                 $14.72
--------------------------------------------------
Net Asset Value                             $14.54
--------------------------------------------------
Market Yield                                 6.24%
--------------------------------------------------
Taxable-Equivalent Yield
(Federal Income Tax Rate)1                   9.04%
--------------------------------------------------
Fund Net Assets ($000)                    $456,788
--------------------------------------------------
Average Effective Maturity (Years)           15.44
--------------------------------------------------
Leverage-Adjusted Duration                   12.24
==================================================

ANNUALIZED TOTAL RETURN (Inception 12/91)

                      On Share Price        On NAV
==================================================
1-Year                        16.36%         9.84%
--------------------------------------------------
5-Year                         6.69%         6.01%
--------------------------------------------------
Since Inception                6.64%         7.19%
==================================================

TOP FIVE SECTORS (AS A % OF TOTAL INVESTMENTS)
==================================================
U.S. Guaranteed                                25%
--------------------------------------------------
Housing/Multifamily                            16%
--------------------------------------------------
Tax Obligation/Limited                         15%
--------------------------------------------------
Tax Obligation/General                         12%
--------------------------------------------------

Education and Civic Organizations               7%
==================================================

1 Taxable-equivalent yield represents the yield on a taxable investment necessary to equal the yield of the Nuveen Fund on an after-tax basis. It is calculated using the current market yield and a federal income tax rate of 31%.

             Nuveen Investment Quality Municipal Fund, Inc. (NQM)

             Portfolio of
                     Investments April 30, 2001 (Unaudited)



    Principal                                                                   Optional Call                                 Market
 Amount (000)   Description                                                       Provisions*           Ratings**              Value
------------------------------------------------------------------------------------------------------------------------------------
                Alabama - 2.7%

$      22,225   Jefferson County, Alabama, Sewer Revenue Capital Improvement      2/09 at 101                 AAA       $ 22,747,510
                 Warrants, Series 1999-A, 5.750%, 2/01/38
------------------------------------------------------------------------------------------------------------------------------------
                Alaska - 3.0%

       14,850   Alaska Housing Finance Corporation, General Housing Purpose       6/04 at 102                 Aa2         15,209,519
                 Bonds, 1994 Series A, 5.400%, 12/01/13

       10,000   Northern Tobacco Securitization Corporation, Alaska, Tobacco      6/10 at 100                 Aa3         10,243,700
                 Settlement Asset-Backed Bonds, Series 2000, 6.500%, 6/01/31
------------------------------------------------------------------------------------------------------------------------------------
                Arkansas - 1.2%

        5,080   Arkansas Development Finance Authority, Home Mortgage Revenue 7/08 at 101 1/2                 AAA          5,084,775
                 Bonds, 1998 Series A, 5.150%, 7/01/17

                Van Buren County, Arkansas, Sales and Use Tax Revenue Bonds,
                Refunding and Construction Series 2000:
        1,055    5.600%, 12/01/25                                                12/10 at 100                 Aaa          1,069,707
        3,600    5.650%, 12/01/31                                                12/10 at 100                 Aaa          3,658,932
------------------------------------------------------------------------------------------------------------------------------------
                California - 9.7%

        9,245   Alameda County Public Facilities Corporation, California,
                Certificates of Participation (1991 Financing Project),
                6.000%, 9/01/21                                                   9/06 at 102                 AAA          9,809,315

        7,400   California Health Facilities Financing Authority, Kaiser
                 Permanente Revenue Bonds, 1993 Series C, 5.600%, 5/01/33         5/03 at 102                   A          7,138,854


        5,925   State Public Works Board of California, Lease Revenue Refunding   6/03 at 102                 Aa2          5,942,953
                  Bonds (The Regents of the University of California), 1993
                  Series A (Various University of California Projects),
                  5.500%, 6/01/21

        9,740   Huntington Park Redevelopment Agency, Single Family Residential  No Opt. Call                 AAA         12,914,850
                 Mortgage Revenue Refunding Bonds, 1986 Series A, 8.000%,
                 12/01/19

        4,000   City of Loma Linda, California, Hospital Revenue Bonds (Loma     12/03 at 102                 N/R          3,587,320
                 Linda University Medical Center Project), Series 1993-A,
                 6.500%, 12/01/18

        5,000   Department of Water and Power of the City of Los Angeles,         5/03 at 102                 AAA          4,391,850
                 California, Water Works Refunding Revenue Bonds, Second Issue
                 of 1993, 4.500%, 5/15/23

        1,030   Natomas Unified School District, County of Sacramento,           No Opt. Call                 AAA          1,130,961
                 California, Refunding General Obligation Bonds, Series 1999,
                 5.950%, 9/01/21

       15,770   Ontario Redevelopment Financing Authority, San Bernardino        No Opt. Call                 AAA         20,308,448
                 County, California, 1995 Revenue Refunding Bonds (Ontario
                 Redevelopment Project No.1), 7.400%, 8/01/25

       13,145   City of Perris, California, Single Family Mortgage Revenue       No Opt. Call                 AAA         16,984,917
                 Bonds (GNMA Mortgage-Backed Securities), 1988 Series B, 8.200%,
                 9/01/23 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
                Colorado - 6.2%

        1,440   Colorado Housing Finance Authority, Single Family Program Senior  5/06 at 105                 Aa2          1,532,909
                 Bonds, 1996 Series B, 7.450%, 11/01/27

                City and County of Denver, Colorado, Airport System Revenue
                Bonds, Series 1991A:
          820    8.000%, 11/15/25 (Alternative Minimum Tax) (Pre-refunded to     11/01 at 100                 Aaa            840,885
                  11/15/01)
        2,265    8.000%, 11/15/25 (Alternative Minimum Tax)                      11/01 at 100                   A          2,307,061

       19,875   City and County of Denver, Colorado, Airport System Revenue      11/08 at 101                 AAA         18,608,168
                 Bonds, Series 1998B, 5.000%, 11/15/25

       12,450   City and County of Denver, Colorado, Airport System Revenue      11/10 at 100                 AAA         13,090,926
                 Refunding Bonds, Series 2000A, 6.000%, 11/15/19 (Alternative
                 Minimum Tax)

        6,200   City and County of Denver, Colorado, Special Facilities Airport  10/02 at 102                Baa3          6,160,010
                 Revenue Bonds (United Airlines Project), Series 1992A, 6.875%,
                 10/01/32 (Alternative Minimum Tax)

        7,865   Colorado Springs School District No. 11, El Paso County,         12/07 at 125                 AA-          9,729,713
                 Colorado, General Obligation Improvement Bonds, Series 1996,
                 7.125%, 12/01/21



    Principal                                                                   Optional Call                                 Market
 Amount (000)   Description                                                       Provisions*           Ratings**              Value
------------------------------------------------------------------------------------------------------------------------------------
                Connecticut - 2.7%

$       6,770   State of Connecticut, General Obligation Bonds, 2000 Series B,    6/10 at 100                  AA         $7,299,617
                 5.875%, 6/15/16

        8,795   Connecticut Housing Finance Authority, Housing Mortgage Finance  11/07 at 102                  AA          8,942,404
                 Program Bonds, 1997 Series C, 5.850%, 11/15/28 (Alternative
                 Minimum Tax)

        6,070   Connecticut Housing Finance Authority, Housing Mortgage Finance   5/06 at 102                  AA          6,291,494
                 Program Bonds, 1996 Series D (Subseries D-2), 6.200%, 11/15/27
                 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
                District of Columbia - 4.3%

        2,500   District of Columbia, Washington D.C., General Obligation Bonds, No Opt. Call                 AAA          2,755,525
                 Series 1998B, 6.000%, 6/01/16

       15,950   District of Columbia, University Revenue Bonds (Georgetown    4/11 at 31 1/32                 AAA          2,537,167
                 University Issue), Series 2001A, 0.000%, 4/01/31

        6,000   District of Columbia Tobacco Settlement Financing Corporation,    5/11 at 101                  A1          6,114,300
                 Tobacco Settlement Asset-Backed Bonds, Series 2001, 6.750%,
                 5/15/40

       23,645   District of Columbia Water and Sewer Authority, Public Utility    4/09 at 160                 AAA         24,370,192
                 Revenue Bonds, Series 1998, 5.500%, 10/01/23
------------------------------------------------------------------------------------------------------------------------------------
                Georgia - 4.4%

       17,500   City of Atlanta, Georgia, Airport General Revenue and Refunding   1/10 at 101                 AAA         17,837,925
                 Bonds, Series 2000A, 5.600%, 1/01/30

        5,980   Development Authority of Fulton County, Georgia, Revenue Bonds    9/11 at 102                 Aaa          6,073,288
                 (TUFF/Atlanta Housing - LLC Project at Georgia State
                 University), Series 2001A, 5.500%, 9/01/22

        2,250   Municipal Electric Authority of Georgia, Project One Special     No Opt. Call                   A          2,542,905
                 Obligation Bonds, Fourth Crossover Series, 6.500%, 1/01/20

       10,000   Development Authority of Monroe County, Georgia, Pollution       10/01 at 100                  A+         10,054,800
                 Control Revenue Bonds (Georgia Power Company Plant Scherer
                 Project), Second Series 1994, 6.750%, 10/01/24
------------------------------------------------------------------------------------------------------------------------------------
                Illinois - 7.1%

        4,705   Village of Bourbonnais, Illinois, Industrial Project Revenue      3/10 at 101                  AA          4,982,736
                 Bonds (Olivet Nazarene University Project), Series 2000,
                 6.250%, 3/01/20

        9,000   City of Chicago, Illinois, Chicago O'Hare International          No Opt. Call                Baa2          8,989,560
                 Airport, Special Facility Revenue Bonds (United Airlines Inc.
                 Project), Series 2001A, 6.375%, 11/01/35 (Alternative Minimum
                 Tax) (Mandatory put 5/01/13)

        7,500   Community College District No. 508, Cook County, Illinois,       No Opt. Call                 AAA          9,142,875
                 Certificates of Participation, 8.750%, 1/01/07

        2,110   Illinois Development Finance Authority, Local Government          1/11 at 100                 Aaa          2,252,531
                 Program Revenue Bonds (Elmhurst Community Unit - School
                 District Number 205 Project), Series 2000, 6.000%, 1/01/19

       11,825   School District No. 46, Elgin, Counties of Kane, Cook, and       No Opt. Call                 Aaa         14,753,343
                 DuPage, Illinois, School Bonds, Series 1997, 7.800%, 1/01/12

        5,900   Community Unit School District Number 7, Madison County,         No Opt. Call                 AAA          6,498,437
                 Illinois, School Building Bonds, Series 1994, 5.850%, 2/01/13

        3,585   City of Pekin, Illinois, Multifamily Housing Refunding Revenue    5/03 at 103                 AAA          3,715,709
                 Bonds, Series 1992A (FHA-Insured Mortgage Loan - Section 8
                 Assisted Project), 6.875%, 5/01/22

        1,045   City of Peoria, Peoria County, City of Pekin, Tazewell and        8/01 at 102                  AA          1,072,964
                 Peoria Counties and City of Waukegan, Lake County, Illinois,
                 Jointly, GNMA Collateralized Mortgage Revenue Bonds,
                 Series 1990, 7.875%, 8/01/22 (Alternative Minimum Tax)

        5,390   Regional Transportation Authority, Cook, DuPage, Kane, Lake,     No Opt. Call                 AAA          6,738,524
                 McHenry and Will Counties, Illinois, General Obligation Bonds,
                 Series 1992A, 9.000%, 6/01/07

          860   Regional Transportation Authority, Cook, DuPage, Kane, Lake,     No Opt. Call                 AAA          1,075,163
                 McHenry and Will Counties, Illinois, General Obligation Bonds,
                 Series 1992B, 9.000%, 6/01/07


             Portfolio of
                     Investments April 30, 2001 (Unaudited)



    Principal                                                                   Optional Call                                 Market
 Amount (000)   Description                                                       Provisions*           Ratings**              Value
------------------------------------------------------------------------------------------------------------------------------------
                Indiana - 1.9%


$       5,530   Allen County Jail Building Corporation, Indiana,                  4/11 at 101                 Aa3        $ 5,722,444
                 First Mortgage Bonds, Series 2000, 5.750%, 4/01/20

        1,880   City of Indianapolis, Indiana, Multifamily Housing                7/10 at 102                 Aaa          1,924,518
                 Mortgage Revenue Bonds (GNMA Collateralized -
                 Cloverleaf/Phase I Apartments Project), Series 2000,
                 6.000%, 1/20/31

        5,065   M.S.D. of Steuben County K-5 Building Corporation,                7/10 at 101                 AAA          5,450,750
                 Steuben County, Indiana, First Mortgage Bonds
                 (Non Bank Qualified), Series 2000, 6.125%, 1/15/21

        2,495   City of Shelbyville, Indiana, Multifamily Housing Mortgage        7/10 at 102                 Aaa          2,550,838
                 Revenue Bonds (Blueridge Terrace Project),
                 GNMA Collateralized, Series 2000, 6.050%, 1/20/36
------------------------------------------------------------------------------------------------------------------------------------
                Iowa - 0.7%

        5,290   Iowa Finance Authority, Mortgage Revenue Bonds (Abbey        11/10 at 103 1/2                 Aaa          5,604,120
                 Healthcare), Series 2000A, GNMA Guaranteed, 6.200%, 5/20/42
------------------------------------------------------------------------------------------------------------------------------------
                Kansas - 1.3%

        4,070   Sedgwick County, Kansas and Shawnee County, Kansas,             No Opt. Call                  Aaa          4,516,601
                 Single Family Mortgage Revenue Bonds (Mortgaged-Backed
                 Securities Program), 1997 Series A-1, 6.950%, 6/01/29
                 (Alternative Minimum Tax)

        4,640   City of Topeka, Kansas, Variable Rate Demand                      8/16 at 100                 AAA          6,287,896
                 Industrial Revenue Refunding Bonds (Sunwest Hotel Corporation
                 Project), Series 1988, 9.500%, 10/01/16 (Alternative Minimum Tax)
                 (Pre-refunded to 8/15/16)
------------------------------------------------------------------------------------------------------------------------------------
                Kentucky - 2.2%

        2,000   Jefferson County, Kentucky, Health Facilities Revenue             1/07 at 102                 AAA          2,035,220
                 Refunding Bonds (Jewiah Hospital Healthcare Services Inc.),
                 Series 1996, 5.700%, 1/01/21

       12,500   County of Jefferson, Kentucky, Pollution Control Revenue          4/05 at 102                 AAA         12,842,000
                 Bonds (Louisville Gas and Electric Company Project), 1995
                 Series A, 5.900%, 4/15/23

        3,700   County of Warren, Kentucky, Hospital Revenue Bonds                4/08 at 101                 AAA          3,292,741
                 (Bowling Green-Warren County Community Hospital Corporation),
                 Series 1998, 4.875%, 4/01/27
------------------------------------------------------------------------------------------------------------------------------------
                Louisiana - 3.5%

        4,095   East Baton Rouge Mortgage Finance Authority, Single              10/07 at 102                 Aaa          4,173,583
                 Family Mortgage Revenue Refunding Bonds (GNMA and FNMA
                 Mortgage-Backed Securities Program), Series 1997D, 5.900%,
                 10/01/30 (Alternative Minimum Tax)

        3,200   Home Mortgage Authority, Parish of Jefferson, Louisiana,         12/09 at 103                 Aaa          3,613,952
                 Single Family Mortgage Revenue Refunding Bonds,
                 Series 2000A-2, 7.500%, 12/01/30 (Alternative Minimum Tax)

                Home Mortgage Authority, Parish of Jefferson, Louisiana, Single
                Family Mortgage Revenue Bonds, Series 2000G-2:
        1,600    6.300%, 6/01/32 (Alternative Minimum Tax)                       12/10 at 105                 Aaa          1,724,320
        2,000    5.550%, 6/01/32 (Alternative Minimum Tax)                       12/10 at 102                 Aaa          1,950,180

        2,620   Louisiana Public Facilities Authority, Extended                  No Opt. Call                 BBB          2,815,426
                 Care Facilities Revenue Bonds (Comm-Care Corporation
                 Project), Series 1994, 11.000%, 2/01/04

       11,545   Orleans Parish School Board, Public School Refunding             No Opt. Call                 AAA         15,004,690
                 Bonds, Series 1987, 9.000%, 2/01/09
------------------------------------------------------------------------------------------------------------------------------------
                Maine - 0.2%

        1,795   Maine State Housing Authority, Mortgage Purchase Bonds,          10/04 at 102                  AA          1,874,321
                 1994 Series C-2, 6.875%, 11/15/23 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
                Massachusetts - 3.6%

       12,000   The Commonwealth of Massachusetts, General Obligation Bonds      10/10 at 100                 Aa2         12,526,920
                 (Consolidated Loan), Series 2000C, 5.750%, 10/01/19

        5,000   The Commonwealth of Massachusetts, General Obligation Bonds       9/09 at 101              Aa2***          5,568,550
                 (Consolidated Loan of 1999), Series C, 5.875%, 9/01/17
                 (Pre-refunded to 9/01/09)

        5,375   Massachusetts Development Finance Agency, Assisted Living        12/09 at 102                 N/R          5,434,555
                 Revenue Bonds (Prospect House Apartments), Series 1999,
                 7.000%, 12/01/31 (Alternative Minimum Tax)





    Principal                                                                   Optional Call                                 Market
 Amount (000)   Description                                                       Provisions*           Ratings**              Value
------------------------------------------------------------------------------------------------------------------------------------
                Massachusetts (continued)

$       5,160   Massachusetts Health and Educational Facilities Authority,        7/01 at 101                 BBB         $4,764,899
                 Revenue Bonds (Goddard Memorial Hospital Issue), Series B,
                 9.000%, 7/01/15

        2,000   Massachusetts Industrial Finance Agency, Resource Recovery       12/08 at 102                 BBB          1,811,280
                 Revenue Refunding Bonds (Ogden Haverhill Project),
                 Series 1998A, 5.600%, 12/01/19 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
                Michigan - 1.4%

       10,000   City of Detroit, Michigan, Water Supply System Revenue           No Opt. Call                 AAA         11,558,800
                 and Revenue Refunding Bonds, Series 1993, 6.500%, 7/01/15
------------------------------------------------------------------------------------------------------------------------------------
                Minnesota - 4.1%

        5,000   The County Housing and Redevelopment Authorities of Dakota       No Opt. Call                 AAA          6,771,100
                 and Washington and the City of Bloomington, Minnesota, Single
                 Family Residential Mortgage Revenue Bonds (Mortgage-Backed
                 Program), Series 1988, 8.450%, 9/01/19 (Alternative Minimum Tax)

        3,355   City of Eden Prairie, Minnesota, Multifamily Housing         12/10 at 103 1/2                 Aaa          3,534,358
                 Revenue Bonds (GNMA Collateralized Mortgage Loan -
                 Lincoln Parc Project), Series A-1, 6.550%, 12/20/30

        2,860   City of Hopkins, Minnesota, Elderly Housing Revenue               3/04 at 102                 AAA          3,119,831
                 Refunding Bonds (St. Therese Southwest, Inc. Project),
                 Series 1994A, 6.500%, 3/01/19 (Pre-refunded to 3/01/04)

       20,000   Minnesota Agricultural and Economic Development Board,           11/10 at 101                   A         20,665,800
                 Health Care System Revenue Bonds (Fairview Health Services),
                 Series 2000A, 6.375%, 11/15/29
------------------------------------------------------------------------------------------------------------------------------------
                Mississippi - 0.1%

        1,180   Mississippi Housing Finance Corporation, Single Family           10/01 at 100                 AAA          1,191,198
                 Mortgage Purchase Revenue Bonds (GNMA Mortgage-Backed
                 Securities Program), Series 1989, 8.250%, 10/15/18
                 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
                Missouri - 1.2%

        8,035   The Industrial Development Authority of Kansas City,              1/07 at 102                 AAA          8,134,152
                 Missouri, Multifamily Housing Revenue Bonds (Royal Woods
                 Apartments Project), Series 1997, 5.600%, 1/01/30
                 (Alternative Minimum Tax) (Mandatory put 1/01/10)

        1,780   Missouri Housing Development Commission, Single Family            3/07 at 105                 AAA          1,977,562
                 Mortgage Revenue Bonds (Homeownership Loan Program),
                 1997 Series A-2, 7.300%, 3/01/28 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
                Nebraska - 2.1%

        3,300   Nebraska Higher Education Loan Program, Inc., Student             3/04 at 102                 AAA          3,394,347
                 Loan Program Revenue Bonds, 1993 Series B, 5.875%,
                 6/01/14 (Alternative Minimum Tax)

       13,330   Nebraska Investment Finance Authority, Single Family          3/05 at 101 1/2                 AAA         13,788,419
                 Housing Revenue Bonds, 1995 Series B, 6.450%, 3/01/35
                 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
                Nevada - 1.8%

       14,530   Director of the State of Nevada, Department of Business           1/10 at 102                 AAA         14,668,035
                 and Industry, Las Vegas Monorail Project Revenue Bonds,
                 1st Tier Series 2000, 5.625%, 1/01/34
------------------------------------------------------------------------------------------------------------------------------------
                New York - 8.2%

        7,770   Metropolitan Transportation Authority, New York, Commuter         7/07 at 101                 AAA          7,812,735
                 Facilities Revenue Bonds, Series 1997C, 5.375%, 7/01/27

                The City of New York, New York, General Obligation Bonds,
                Fiscal 1997 Series G:
           95    6.000%, 10/15/26 (Pre-refunded to 10/15/07)                     10/07 at 101                 Aaa            106,598
        9,905    6.000%, 10/15/26                                                10/07 at 101                   A         10,430,856

        7,000   New York City Municipal Water Finance Authority, Water            6/06 at 101                 AAA          7,215,880
                 and Sewer System Revenue Bonds, Fiscal 1996 Series B,
                 5.750%, 6/15/26

        3,300   New York City Municipal Water Finance Authority, Water            6/10 at 101               AA***          3,891,426
                 and Sewer System Revenue Bonds, Fiscal 2000 Series B,
                 6.500%, 6/15/31 (Pre-refunded to 6/15/10)

        5,000   New York City Transitional Finance Authority, Future Tax          5/10 at 101                 AA+          5,072,150
                 Secured Bonds, Fiscal 2000 Series C, 5.500%, 11/01/24

                     Portfolio of Investments April 30, 2001 (Unaudited)



    Principal                                                                   Optional Call                                 Market
 Amount (000)   Description                                                       Provisions*           Ratings**              Value
------------------------------------------------------------------------------------------------------------------------------------
                New York (continued)


$      14,235   Dormitory Authority of the State of New York, City               No Opt. Call                  A3        $15,063,762
                 University System Consolidated Second General Resolution
                 Revenue Bonds, Series 1990D, 8.750%, 7/01/02

       16,445   The Port Authority of New York and New Jersey, Special           No Opt. Call                 AAA         19,687,625
                 Project Bonds (JFK International Air Terminal LLC Project),
                 Series 6, 7.000%, 12/01/12 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
                North Carolina - 2.6%

        2,795   Charlotte, North Carolina, Mortgage Revenue Refunding            11/07 at 100                 AAA          2,999,706
                 Bonds (FHA-Insured Mortgage - Double Oaks Apartments),
                 7.350%, 5/15/26

       18,200   North Carolina Eastern Municipal Power Agency, Power              1/07 at 102                 AAA         18,949,840
                 System Revenue Bonds, Refunding Series 1996B, 5.875%, 1/01/21
------------------------------------------------------------------------------------------------------------------------------------
                Ohio - 1.0%

        8,650   County of Cuyahoga, Ohio, Hospital Improvement Revenue            2/09 at 101                  A-          8,507,621
                 Bonds (The Metrohealth System Project), Series 1999,
                 6.150%, 2/15/29
------------------------------------------------------------------------------------------------------------------------------------
                Oklahoma - 0.4%

        3,300   Trustees of the Tulsa Municipal Airport Trust, Oklahoma,         No Opt. Call                Baa1          3,324,948
                 Revenue Bonds, Refunding Series 2000B, 6.000%, 6/01/35
                 (Alternative Minimum Tax) (Mandatory put 12/01/08)
------------------------------------------------------------------------------------------------------------------------------------
                Pennsylvania - 0.6%

        5,000   City of Philadelphia, Pennsylvania, General Obligation            3/11 at 100                 AAA          5,001,600
                 Bonds, Series 2000, 5.250%, 9/15/18
------------------------------------------------------------------------------------------------------------------------------------
                Rhode Island - 3.5%

        4,750   Newport Housing Development Corporation, 1995 Multifamily         6/03 at 100                 AAA          5,085,682
                 Mortgage Revenue Refunding Bonds (Broadway-West Broadway
                 Apartments) (FHA-Insured Mortgage - Section 8 Assisted Project),
                 Series A, 6.800%, 8/01/24

       24,000   Rhode Island Health and Educational Building Corporation,         5/07 at 102                 AAA         24,392,880
                 Hospital Financing Revenue Bonds (Lifespan Obligated Group
                 Issue), Series 1996, 5.750%, 5/15/23
------------------------------------------------------------------------------------------------------------------------------------
                South Carolina - 1.2%

       10,000   Tobacco Settlement Revenue Management Authority, Tobacco          5/11 at 101                  A1          9,935,900
                 Settlement Asset-Backed Bonds, Series 2001B, 6.375%, 5/15/28
------------------------------------------------------------------------------------------------------------------------------------
                Texas - 9.9%

        3,135   Austin Housing Finance Corporation, Texas, Multifamily           12/10 at 105                 Aaa          3,550,388
                 Housing Revenue Bonds (GNMA Collateralized Mortgage Loan -
                 Santa Maria Village Project), Series 2000A, 7.375%, 6/20/35
                 (Alternative Minimum Tax)

       13,400   Housing Finance Corporation, Bexar County, Texas,                 5/16 at 100                 N/R         13,400,000
                 Multifamily Housing Revenue Bonds (American Opportunity for
                 Housing), Series 2001A, 7.500%, 5/01/33 (DD, settling 5/04/01)

        3,000   Housing Finance Corporation, Bexar County, Texas,                 5/16 at 100                 N/R          3,000,000
                 Multifamily Housing Revenue Bonds (American Opportunity for
                 Housing), Series 2001B, 8.250%, 5/01/33 (DD, settling 5/04/01)

        1,875   The Cameron County Housing Finance Corporation, GNMA              9/01 at 102                 AAA          1,931,663
                 Collateralized Mortgage Revenue Refunding Bonds,
                 1990 Series B, 7.850%, 3/01/24

       18,710   Clear Creek Independent School District, Galveston and            2/10 at 100                 AAA         18,779,414
                 Harris Counties, Texas, Unlimited Tax Schoolhouse and
                 Refunding Bonds, Series 2000, 5.500%, 2/15/22

                Dallas Housing Corporation, Refunding and Capital Program
                Revenue Bonds (Section 8 Assisted Projects), Series 1990:
        1,000    7.700%, 8/01/05                                                  8/01 at 101                Baa2          1,017,080
        2,000    7.850%, 8/01/13                                                  8/01 at 101                Baa2          2,034,560

       13,175   Harris County Hospital District, Texas, Refunding Revenue        No Opt. Call                 AAA         15,234,341
                 Bonds, Series 1990, 7.400%, 2/15/10

        5,000   Harris County Hospital District, Texas, Refunding                 8/10 at 100                 AAA          5,369,500
                 Revenue Bonds, Series 2000, 6.000%, 2/15/14




    Principal                                                                   Optional Call                                 Market
 Amount (000)   Description                                                       Provisions*           Ratings**              Value
------------------------------------------------------------------------------------------------------------------------------------
                Texas (continued)


$       2,256   Heart of Texas Housing Finance Corporation, Multifamily           6/10 at 105                 AAA        $ 2,550,205
                 Housing Revenue Bonds (GNMA Collateralized Mortgage Loan -
                 Robinson Garden Project), Series 2000A, 7.375%, 6/20/35
                 (Alternative Minimum Tax)

        1,000   Richardson Hospital Authority, Texas, Hospital Revenue           12/08 at 101                BBB+            850,080
                 Refunding and Improvement Bonds (Baylor/Richardson Medical
                 Center Project), Series 1998, 5.625%, 12/01/28

        3,960   Economic Development Corporation, Stafford, Texas, Sales          9/15 at 100                 AAA          3,951,090
                 Tax Revenue Bonds, Series 2000, 5.500%, 9/01/30

        6,865   Tarrant County Health Facilities Development Corporation,        12/10 at 105                 Aaa          8,064,384
                 Mortgage Revenue Bonds (GNMACollateralized Mortgage Loan -
                 Eastview Nursing Home, Ebony Lake Nursing Center, Ft. Stockton
                 Nursing Center, Lynnhaven Nursing Center and Mission Oaks
                 Manor), 2000A-1, 7.500%, 12/20/22

        3,965   Tyler Health Facilities Development Corporation, Texas,          11/07 at 102                 AAA          3,969,520
                 Hospital Revenue Bonds (East Texas Medical Center),
                 Series 1997C, 5.600%, 11/01/27
------------------------------------------------------------------------------------------------------------------------------------
                Virginia - 0.2%

        2,000   City of Virginia Beach Development Authority, Virginia,          10/14 at 102                 N/R          1,994,800
                 Multifamily Residential Rental Housing Revenue Bonds
                 (The Hamptons and Hampton Court Apartments Project),
                 Series 1999, 7.500%, 10/01/39
------------------------------------------------------------------------------------------------------------------------------------
                Washington - 7.5%

       17,075   Port of Seattle, Washington, Limited Tax General Obligation      12/10 at 100                 AA+         17,420,598
                 Bonds, 2000 Series B, 5.750%, 12/01/25 (Alternative Minimum Tax)

       16,750   Port of Seattle, Washington, Revenue Bonds, Series 2000A,         8/10 at 100                 AAA         16,904,770
                 5.625%, 2/01/30

                State of Washington, General Obligation Bonds, Series 1994A:
          175    4.750%, 10/01/13 (Pre-refunded to 10/01/03)                     10/03 at 100              AA+***            179,925
        7,545    4.750%, 10/01/13                                                10/03 at 100                 AA+          7,395,684

       16,060   Washington Public Power Supply System, Nuclear Project No. 3      7/03 at 102                 AAA         16,340,729
                 Refunding Revenue Bonds, Series 1993B, 5.600%, 7/01/15

        4,500   Washington Public Power Supply System, Nuclear Project No. 3      7/03 at 102                 Aa1          4,522,995
                 Refunding Revenue Bonds, Series 1993C,5.375%, 7/01/15
------------------------------------------------------------------------------------------------------------------------------------
                Wisconsin - 0.5%

                Wisconsin Health and Educational Facilities Authority, Revenue
                Bonds (Eagle River Memorial Hospital Incorporated Project),
                Series 2000:
        1,000    5.750%, 8/15/20                                                  8/10 at 101                  AA            981,060
        3,000    5.875%, 8/15/30                                                  8/10 at 101                  AA          2,966,610
------------------------------------------------------------------------------------------------------------------------------------
$     811,181   Total Investments (cost $807,214,194) - 101.0%                                                           846,716,753
=============-----------------------------------------------------------------------------------------------------------------------
                 Other Assets Less Liabilities - (1.0)%                                                                  (8,629,194)
             -----------------------------------------------------------------------------------------------------------------------
                 Net Assets - 100%                                                                                      $838,087,559
             =======================================================================================================================

                       *    Optional Call Provisions: Dates (month and year) and
                            prices of the earliest optional call or redemption.
                            There may be other call provisions at varying prices
                            at later dates.
                      **    Ratings: Using the higher of Standard & Poor's or
                            Moody's rating.
                     ***    Securities are backed by an escrow or trust
                            containing sufficient U.S. Government or U.S.
                            Government agency securities which ensures the
                            timely payment of principal and interest. Securities
                            are normally considered to be equivalent to AAA
                            rated securities.
                     N/R    Investment is not rated.
                    (DD)    Security purchased on a delayed delivery basis.

                                 See accompanying notes to financial statements.



             Nuveen Select Quality Municipal Fund, Inc. (NQS)

             Portfolio of
                     Investments April 30, 2001 (Unaudited)



    Principal                                                                   Optional Call                                 Market
 Amount (000)   Description                                                       Provisions*           Ratings**              Value
------------------------------------------------------------------------------------------------------------------------------------
                Alabama - 3.4%

$       2,900   The Water Works Board of the City of Arab, Alabama, Water         8/01 at 102                 AAA         $2,979,924
                 Revenue Bonds, Series 1991, 7.050%, 8/01/16

                Jefferson County, Alabama, Sewer Revenue Capital Improvement
                Warrants, Series 1999-A:
        8,000    5.375%, 2/01/36                                                  2/09 at 101                 AAA          7,813,520
        5,000    5.750%, 2/01/38                                                  2/09 at 101                 AAA          5,117,550

       10,000   The Health Care Authority of Lauderdale County and the            7/10 at 102                 AAA         10,501,700
                 City of Florence, Alabama, RevenueBonds (Coffee Health Group),
                 Series 2000A, 6.000%, 7/01/29
------------------------------------------------------------------------------------------------------------------------------------
                Alaska - 0.4%

        3,250   Alaska Energy Authority, Power Revenue Refunding Bonds            7/09 at 101                 AAA          3,071,738
                 (Bradley Lake Hydroelectric Project), Third Series,
                 5.000%, 7/01/21
------------------------------------------------------------------------------------------------------------------------------------
                Arizona - 0.5%

                The Industrial Development Authority of the County of Maricopa,
                Arizona, Multifamily Housing Revenue Bonds (Syl-Mar Apartments
                Project), Series 2001:
        1,125    5.650%, 4/20/21 (Alternative Minimum Tax)                       10/11 at 103                 Aaa          1,126,451
                 (WI, settling 5/03/01)
        2,470    6.100%, 4/20/36 (WI, settling 5/03/01)                          10/11 at 103                 Aaa          2,557,290
------------------------------------------------------------------------------------------------------------------------------------
                Arkansas - 0.7%

        4,500   City of Little Rock, Arkansas, Hotel and Restaurant Gross        No Opt. Call                   A          5,438,970
                 Receipts Tax Refunding Bonds, Series 1993, 7.375%, 8/01/15
------------------------------------------------------------------------------------------------------------------------------------
                California - 0.9%

        3,000   California Health Facilities Financing Authority, Kaiser         10/08 at 101                   A          2,704,620
                 Permanente Revenue Bonds, Series 1998B,5.000%, 10/01/20

        4,000   California Pollution Control Financing Authority, Pollution       4/11 at 102                 AAA          3,947,840
                 Control Refunding Revenue Bonds (Pacific Gas and Electric
                 Company), 1996A Remarketed, 5.350%, 12/01/16 (Alternative
                 Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
                Colorado - 7.5%

       11,000   Colorado Department of Transportation, Transportation         6/10 at 100 1/2                 AAA         11,954,360
                 Revenue Anticipation Notes, Series 2000, 6.000%, 6/15/15

        9,250   Colorado Health Facilities Authority, Kaiser Permanente           7/06 at 102                   A          8,693,983
                 Revenue Bonds (Remarketed), 1994 Series A,5.350%, 11/01/16

                City and County of Denver, Colorado, Airport System
                Revenue Bonds, Series 1992C:
        2,560    6.750%, 11/15/22 (Alternative Minimum Tax)                      11/02 at 102                 Aaa          2,733,619
                 (Pre-refunded to 11/15/02)
        9,590    6.750%, 11/15/22 (Alternative Minimum Tax)                      11/02 at 102                   A         10,078,611

        5,305   City and County of Denver, Colorado, Airport System              11/01 at 102                 Aaa          5,565,369
                 Revenue Bonds, Series 1991A, 8.750%, 11/15/23
                 (Alternative Minimum Tax) (Pre-refunded to 11/15/01)

                City and County of Denver, Colorado, Airport System
                Revenue Bonds, Series 1991D:
        1,040    7.750%, 11/15/21 (Alternative Minimum Tax)                      11/01 at 102                 Aaa          1,085,604
                 (Pre-refunded to 11/15/01)
        3,960    7.750%, 11/15/21 (Alternative Minimum Tax)                      11/01 at 102                   A          4,114,361

       14,000   City and County of Denver, Colorado, Airport System Revenue      11/10 at 100                 AAA         14,143,640
                 Refunding Bonds, Series 2000A, 5.625%, 11/15/23
                 (Alternative Minimum Tax)

          470   Jefferson County, Colorado, Single Family Revenue                10/01 at 103                 AAA            484,481
                 Refunding Bonds, Series 1991A, 8.875%, 10/01/13





    Principal                                                                   Optional Call                                 Market
 Amount (000)   Description                                                       Provisions*           Ratings**              Value
------------------------------------------------------------------------------------------------------------------------------------
                Connecticut - 2.1%

$       7,145   Connecticut Development Authority, Health Facility Refunding      8/01 at 103              N/R***         $7,490,818
                 Revenue Bonds (Alzheimer's Resource Center of Connecticut, Inc.
                 Project), Series 1991A, 10.000%, 8/15/21 (Pre-refunded
                 to 8/15/01)

        9,285   Connecticut Development Authority, Health Facility Refunding      8/04 at 102                 N/R          8,529,387
                 Revenue Bonds (Alzheimer's Resource Center of Connecticut, Inc.
                 Project), Series 1994A, 7.250%, 8/15/21
------------------------------------------------------------------------------------------------------------------------------------
                District of Columbia - 1.6%

                District of Columbia, Washington D.C., General Obligation
                Bonds, Series 1998B:
        5,000    6.000%, 6/01/19                                                 No Opt. Call                 AAA          5,505,300
        7,265    5.250%, 6/01/26                                                  6/08 at 101                 AAA          6,995,178
------------------------------------------------------------------------------------------------------------------------------------
                Florida - 1.8%

        5,665   Florida Housing Finance Corporation, Housing Revenue              7/10 at 100                 AAA          5,787,251
                 Bonds (The Park at Palm Bay), 2000 Series R-2, 5.875%,
                 7/01/32 (Alternative Minimum Tax)

                Lee County, Florida, Airport Revenue Bonds, Series 2000A:
        3,075    5.875%, 10/01/18 (Alternative Minimum Tax)                      10/10 at 101                 AAA          3,231,364
        4,860    5.875%, 10/01/19 (Alternative Minimum Tax)                      10/10 at 101                 AAA          5,095,175
------------------------------------------------------------------------------------------------------------------------------------
                Hawaii - 2.1%

       16,000   Department of Budget and Finance of the State of Hawaii,          7/01 at 102                 AAA         16,429,760
                 Special Purpose Revenue Bonds, Kapiolani Health Care System
                 Obligated Group (Pali Momi Medical Center Project),
                 Series 1991, 7.650%, 7/01/19 (Pre-refunded to 7/01/01)
------------------------------------------------------------------------------------------------------------------------------------
                Illinois - 7.8%

        5,000   City of Chicago, Illinois, General Obligation Bonds,              1/06 at 102                 AAA          4,769,000
                 Project and Refunding Series 1995B, 5.125%, 1/01/25

        5,865   City of Chicago, Illinois, General Obligation Bonds               7/10 at 101                 AAA          6,808,092
                 (Neighborhoods Alive 21 Program), Series 2000A, 6.500%,
                 1/01/35 (Pre-refunded to 7/01/10)

                Chicago School Reform Board of Trustees of the Board of
                Education of the City of Chicago, Illinois, Unlimited Tax
                General Obligation Bonds (Dedicated Tax Revenues), Series 1997:
        4,000    5.750%, 12/01/20                                                12/07 at 102                 AAA          4,124,040
       10,000    5.750%, 12/01/27                                                12/07 at 102                 AAA         10,258,800

       12,555   Chicago School Reform Board of Trustees of the Board of          12/07 at 102                 AAA         12,050,917
                 Education of the City of Chicago, Illinois, Unlimited Tax
                 General Obligation Bonds (Dedicated Tax Revenues),
                 Series 1997A, 5.250%, 12/01/27

       30,000   Chicago School Reform Board of Trustees of the Board of          No Opt. Call                 AAA          7,093,500
                 Education of the City of Chicago, Illinois,Unlimited Tax
                 General Obligation Bonds (Dedicated Tax Revenues),
                 Series 1998A, 0.000%, 12/01/25

        5,000   City of Chicago, Illinois, Chicago O'Hare International          No Opt. Call                Baa2          4,994,200
                 Airport, Special Facility Revenue Bonds(United Airlines Inc.
                 Project), Series 2001A, 6.375%, 11/01/35 (Alternative
                 Minimum Tax) (Mandatory put 5/01/13)

                Illinois Development Finance Authority, Multifamily Housing
                Bonds, Series 1990 (Affordable Housing Preservation Foundation
                Project), Subseries A (FHA-Insured Mortgage Loans - Lawless
                Gardens Project):
          775    7.650%, 7/01/07                                                  1/02 at 105                 AAA            821,058
        6,780    7.650%, 12/31/31                                                 1/02 at 105                 AAA          7,188,970

        2,000   Illinois Health Facilities Authority, Revenue Bonds               2/11 at 101                 Aaa          2,009,900
                 (Midwest Care Center Inc.), Series 2001, 5.950%,2/20/36

        1,585   Illinois Housing Development Authority, Multifamily               7/01 at 102                  A+          1,621,154
                 Housing Bonds, 1991 Series C, 7.400%, 7/01/23
------------------------------------------------------------------------------------------------------------------------------------
                Indiana - 4.5%

        8,640   Avon Community School Building Corporation, Hendricks             7/04 at 101                 AAA          8,720,870
                 County, Indiana, First Mortgage Bonds,Series 1994,
                 5.500%, 1/01/16

        4,905   Beacon Heights Housing Development Corporation,                   6/01 at 100                 AAA          4,912,112
                 1991 Multifamily Mortgage Revenue Refunding Bonds,
                 (FHA-Insured Mortgage - Section 8 Assisted Project),
                 Series A, 7.625%, 2/01/21


             Nuveen Select Quality Municipal Fund, Inc. (NQS) (continued)

                    Portfolio of Investments April 30, 2001 (Unaudited)



    Principal                                                                   Optional Call                                 Market
 Amount (000)   Description                                                       Provisions*           Ratings**              Value
------------------------------------------------------------------------------------------------------------------------------------
                Indiana (continued)
$       7,500   Indiana Housing Finance Authority, Single Family Mortgage         1/10 at 100                 Aaa         $7,662,150
                 Revenue Bonds, 2000 Series D-3, 5.950%,7/01/26
                 (Alternative Minimum Tax)

        5,450   City of Indianapolis, Indiana, Economic Development               7/06 at 102                 BBB          5,253,582
                 Revenue Bonds (Willowbrook Apartments Project),
                 Senior Series 1996A, 6.500%, 7/01/26

        1,040   Michigan City Housing Development Corporation,                    6/01 at 100                 AAA          1,041,508
                 1991 Multifamily Mortgage Revenue Refunding Bonds
                 (FHA-Insured Mortgage - Section 8 Assisted Project),
                 Series A, 7.625%, 2/01/21

        7,660   Hospital Authority of St. Joseph County, Indiana,                 2/11 at 100                 AAA          7,670,724
                 Health System Revenue Bonds (Memorial Health System),
                 Series 2000, 5.625%, 8/15/33
------------------------------------------------------------------------------------------------------------------------------------
                Kansas - 1.2%

        8,800   City of Merriam, Kansas, Hospital Refunding Revenue Bonds         9/01 at 102                 AAA          9,086,968
                 (Shawnee Mission Medical Center, Inc. Project),
                 Series 1991B, 7.250%, 9/01/21 (Pre-refunded to 9/01/01)
------------------------------------------------------------------------------------------------------------------------------------
                Kentucky - 0.4%

        3,015   Lakeland Wesley Village, Inc., Mortgage Revenue Refunding        11/01 at 103                  Aa          3,079,069
                 Bonds (Lakeland Wesley Village I Elderly Section 8 Assisted
                 Project - FHA-Insured Mortgage), Series 1991, 7.500%, 11/01/21
------------------------------------------------------------------------------------------------------------------------------------
                Louisiana - 0.1%
          705   Calcasieu Parish Public Trust Authority, Louisiana, Mortgage      6/01 at 103                  A1            726,629
                 Revenue Refunding Bonds, 1991Series A, 7.750%, 6/01/12
------------------------------------------------------------------------------------------------------------------------------------
                Maryland - 1.0%

        7,500   Maryland Health and Higher Educational Facilities Authority,      7/09 at 101                  AA          8,042,250
                 Revenue Bonds (The Johns Hopkins University Issue),
                 Series 1999, 6.000%, 7/01/39
------------------------------------------------------------------------------------------------------------------------------------
                Massachusetts - 2.3%

        7,375   Boston Housing Development Corporation, Mortgage Revenue          1/04 at 102                 AAA          7,269,906
                 Refunding Bonds (FHA-Insured Mortgage Loans - Section 8
                 Assisted Projects), Series 1994A, 5.500%, 7/01/24

        2,000   Massachusetts Educational Financing Authority, Education         12/10 at 101                 AAA          2,123,500
                 Loan Revenue and Refunding Bonds (Issue G), Series 2000A,
                 5.700%, 12/01/11 (Alternative Minimum Tax)

        2,000   Massachusetts Health and Educational Facilities Authority,        6/01 at 102               A3***          2,048,140
                 Revenue Bonds (Lowell General Hospital Issue), Series A,
                 8.400%, 6/01/11 (Pre-refunded to 6/01/01)

        6,300   Somerville Housing Authority, Massachusetts, Mortgage             5/01 at 101                 AAA          6,371,064
                 Revenue Bonds, Series 1990 (GNMA Collateralized - Clarendon
                 Hill Towers Project), 7.950%, 11/20/30
------------------------------------------------------------------------------------------------------------------------------------
                Michigan - 2.7%

       10,000   City of Detroit, Michigan, Sewage Disposal System Revenue         1/10 at 101                 AAA         10,374,700
                 Bonds, Series 1999-A, 5.750%, 7/01/26

        3,625   Fowlerville Community Schools, Counties of Livingston,            5/07 at 100                 AAA          3,916,740
                 Ingham and Shiawassee, State of Michigan, 1996 School Building
                 and Site Bonds, 5.600%, 5/01/26 (Pre-refunded to 5/01/07)

        6,525   Michigan State Hospital Finance Authority, Revenue Bonds         11/09 at 101                 AAA          6,744,958
                 (Ascension Health Credit Group), Series1999A, 5.750%, 11/15/16
------------------------------------------------------------------------------------------------------------------------------------
                Minnesota - 1.5%

        3,465   The County Housing and Redevelopment Authorities of         3/04 at 102 27/32                 AAA          3,635,755
                 Chisago, South-Central Minnesota (Multi-County) and Stearns,
                 Single Family Mortgage Revenue Refunding Bonds (Fannie Mae
                 Mortgage-Backed Securities Program), Series 1994B, 7.050%,
                 9/01/27 (Alternative Minimum Tax)

                The County Housing and Redevelopment Authorities of Dakota,
                Washington and Stearns, Single Family Mortgage Revenue Refunding
                Bonds (Fannie Mae Mortgage-Backed Securities Program), Series
                1994A:
          330    6.600%, 9/01/17 (Alternative Minimum Tax)                        3/04 at 102                 AAA            338,032
          210    6.700%, 3/01/21 (Alternative Minimum Tax)                        3/04 at 102                 AAA            215,273

        7,230   Minnesota Housing Finance Agency, Single Family Mortgage Bonds,   7/09 at 100                 AA+          7,407,569
                 2000 Series C, 6.100%, 7/01/30 (Alternative Minimum Tax)




    Principal                                                                   Optional Call                                 Market
 Amount (000)   Description                                                       Provisions*           Ratings**              Value
------------------------------------------------------------------------------------------------------------------------------------
                Mississippi - 0.2%

$       1,370   Goodman Housing Development Corporation, 1991 Multifamily         8/01 at 100                 AAA        $ 1,375,713
                 Mortgage Revenue Refunding Bonds (Goodhaven Manor)
                 (FHA-Insured Mortgage - Section 8 Assisted Project),
                 Series A, 7.625%, 2/01/22
------------------------------------------------------------------------------------------------------------------------------------
                Nebraska - 1.4%

       10,550   Nebraska Investment Finance Authority, Single Family          3/05 at 101 1/2                 AAA         10,906,907
                 Housing Revenue Bonds, 1995 Series A, 6.800%, 3/01/35
                 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
                Nevada - 3.9%

        4,885   Clark County, Nevada, General Obligation Limited Tax Bond         7/10 at 100                  AA          4,974,396
                 Bank Bonds (Additionally Secured by Pledged Revenues),
                 Series 2000, 5.500%, 7/01/18

        7,500   Clark County, Nevada, Airport System Subordinate Lien             7/10 at 101                 AAA          7,977,750
                 Revenue Bonds, Series 1999A, 6.000%, 7/01/29

       10,000   Clark County School District, Nevada, General Obligation          6/06 at 101                 AAA         11,016,700
                 Limited Tax School Improvement Bonds, Series 1996,
                 6.000%, 6/15/15

        6,000   Reno-Sparks Convention and Visitors Authority, Washoe             1/10 at 100                 AAA          6,538,860
                 County, Nevada, General Obligation Limited Taxand Revenue
                 Bonds, Series A , 6.375%, 7/01/23
------------------------------------------------------------------------------------------------------------------------------------
                New Jersey - 2.7%

        3,000   New Jersey Housing and Mortgage Finance Agency, Multifamily  11/07 at 101 1/2                 AAA          3,011,700
                 Housing Revenue Bonds, 1997 Series A,5.550%, 5/01/27
                 (Alternative Minimum Tax)

       17,670   New Jersey Housing and Mortgage Finance Agency, Revenue Bonds    10/10 at 100                 AAA         18,040,893
                 (Home Buyer), 2000 Series CC, 5.850% 10/01/25
                 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
                New Mexico - 1.0%

        8,500   City of Farmington, New Mexico, Pollution Control Revenue         4/06 at 101                Baa3          7,957,700
                 Refunding Bonds (Public Service Company of New Mexico
                 San Juan Project), Series 1997B, 5.800%, 4/01/22
------------------------------------------------------------------------------------------------------------------------------------
                New York - 12.5%

                The City of New York, New York, General Obligation Bonds,
                Fiscal 1991 Series F:
        5,000    8.250%, 11/15/10 (Pre-refunded to 11/15/01)                 11/01 at 101 1/2                 AAA          5,211,500
        7,750    8.250%, 11/15/15 (Pre-refunded to 11/15/01)                 11/01 at 101 1/2                 AAA          8,077,825

                The City of New York, New York, General Obligation Bonds,
                Fiscal 1997 Series G:
           90    6.000%, 10/15/26 (Pre-refunded to 10/15/07)                     10/07 at 101                 Aaa            100,987
        9,200    6.000%, 10/15/26                                                10/07 at 101                   A          9,688,428

        5,000   New York City Municipal Water Finance Authority, Water and        6/09 at 101                 AAA          4,743,200
                 Sewer System Revenue Bonds, Fiscal 1999 Series B, 5.000%,
                 6/15/29

        6,000   New York City Municipal Water Finance Authority, Water and        6/09 at 101                 AAA          6,070,800
                 Sewer System Revenue Bonds, Fiscal 2000 Series A, 5.500%,
                 6/15/32

        2,255   New York City Transit Authority, Metropolitan Transportation      1/10 at 101                 AAA          2,364,728
                 Authority, Triborough Bridge and Tunnel Authority,
                 Certificates of Participation, Series 2000A, 5.750%, 1/01/20

        9,750   New York City Transitional Finance Authority, Future Tax          5/10 at 101                 AA+         10,444,590
                 Secured Bonds, Fiscal 2000 Series B, 6.000%, 11/15/29

       10,000   Dormitory Authority of the State of New York, Court               5/10 at 101                   A         10,607,800
                 Facilities Lease Revenue Bonds (The City of New York Issue),
                 Series 1999, 6.000%, 5/15/39

        5,650   Dormitory Authority of the State of New York, Mental Health       8/09 at 101                 AAA          5,519,655
                 Services Facilities Improvement Revenue Bonds, Series 1999D,
                 5.250%, 8/15/24

        5,000   New York Local Government Assistance Corporation (A Public        4/02 at 102                 AAA          5,274,600
                 Benefit Corporation of the State of New York), Series 1991D
                 Bonds, 7.000%, 4/01/18 (Pre-refunded to 4/01/02)

        5,750   State of New York Mortgage Agency, Homeowner Mortgage Revenue     3/09 at 101                 Aa1          5,625,110
                 Bonds, 1999 Series 79, 5.300%, 4/01/29 (Alternative Minimum Tax)


             Nuveen Select Quality Municipal Fund, Inc. (NQS) (continued)

                    Portfolio of Investments April 30, 2001 (Unaudited)



    Principal                                                                   Optional Call                                 Market
 Amount (000)   Description                                                       Provisions*           Ratings**              Value
------------------------------------------------------------------------------------------------------------------------------------
                New York (continued)
                New York State Medical Care Facilities Finance Agency, Mental
                Health Service Facilities Improvement Revenue Bonds, 1991
                Series B:
$       1,020    7.600%, 2/15/06 (Pre-refunded to 8/15/01)                        8/01 at 102              AA-***      $   1,052,956
          595    7.600%, 2/15/06                                                  8/01 at 102                 AA-            614,224
        1,010    7.600%, 8/15/06 (Pre-refunded to 8/15/01)                        8/01 at 102              AA-***          1,042,633
          580    7.600%, 8/15/06                                                  8/01 at 102                 AA-            598,740
        5,970    7.625%, 8/15/17 (Pre-refunded to 8/15/01)                        8/01 at 102              AA-***          6,163,368
        1,980    7.625%, 8/15/17                                                  8/01 at 102                 AA-          2,044,132

                New York State Medical Care Facilities Finance Agency, Mental
                Health Services Facilities Improvement Revenue Bonds, 1991
                Series D:
        5,380    7.400%, 2/15/18 (Pre-refunded to 2/15/02)                        2/02 at 102              AA-***          5,663,311
           40    7.400%, 2/15/18                                                  2/02 at 102                 AA-             41,755

        7,545   New York State Urban Development Corporation, 1996                7/06 at 102                AAA           7,608,831
                 Corporate Purpose Senior Lien Bonds, 5.500%,7/01/26
------------------------------------------------------------------------------------------------------------------------------------
                North Carolina - 2.4%

       18,555   North Carolina Eastern Municipal Power Agency, Power              1/03 at 100                 AAA         18,619,386
                 System Revenue Bonds, Refunding Series 1993B, 5.500%, 1/01/17
------------------------------------------------------------------------------------------------------------------------------------
                North Dakota - 1.3%

       10,000   City of Grand Forks, North Dakota, Sales Tax Revenue             12/07 at 100                 AAA         10,120,400
                  Bonds (The Aurora Project), Series 1997A, 5.625%, 12/15/29
------------------------------------------------------------------------------------------------------------------------------------
                Ohio - 0.5%

        3,000   Ohio Housing Finance Agency, Residential Mortgage Revenue         8/10 at 100                 Aaa          3,093,090
                 Bonds (Mortgage-Backed Securities Program), 2000 Series C,
                 6.050%, 3/01/32 (Alternative Minimum Tax)

          975   Toledo-Lucas County Port Authority, Development Revenue           5/01 at 102                 N/R            984,682
                 Bonds (Northwest Ohio Bond Fund), Series 1989C, 8.400%,
                 11/15/09 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
                Oklahoma - 3.1%

        2,290   Oklahoma County Home Finance Authority, Oklahoma, Single          7/01 at 102                 Aaa          2,340,151
                 Family Mortgage Revenue Refunding Bonds, 1991 Series A,
                 8.750%, 7/01/12

       21,025   Trustees of the Tulsa Municipal Airport Trust, Revenue Bonds,     6/01 at 102                Baa1         21,510,678
                 Series 1991, 7.600%, 12/01/30 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
                Pennsylvania - 0.0%

           95   Delaware River Port Authority (New Jersey and Pennsylvania),      1/10 at 100                 AAA            101,436
                 Revenue Bonds, Series of 1999,5.750%, 1/01/15
------------------------------------------------------------------------------------------------------------------------------------
                Puerto Rico - 0.6%

        4,000   Puerto Rico Municipal Finance Agency, 1999 Series A Bonds,        8/09 at 101                 AAA          4,377,800
                 6.000%, 8/01/16
------------------------------------------------------------------------------------------------------------------------------------
                South Carolina - 4.1%

        5,000   Oconee County, South Carolina, Pollution Control                  4/03 at 102                 Aa2          5,148,950
                 Facilities Revenue Refunding Bonds (Duke Power Company
                 Project), Series 1993, 5.800%, 4/01/14

        5,000   Piedmont Municipal Power Agency, South Carolina, Electric         1/09 at 101                BBB-          4,414,800
                 Revenue Bonds, 1999A Refunding Series,5.250%, 1/01/21

        4,690   South Carolina State Housing Finance and Development              6/10 at 100                 Aaa          4,916,808
                 Authority, Mortgage Revenue Bonds,Series 2000 A-2, 6.000%,
                 7/01/20 (Alternative Minimum Tax)

                Tobacco Settlement Revenue Management Authority, Tobacco
                Settlement Asset-Backed Bonds, Series 2001B:
       13,530    6.000%, 5/15/22                                                  5/11 at 101                  A1         13,409,854
        4,000    6.375%, 5/15/28                                                  5/11 at 101                  A1          3,974,360





    Principal                                                                   Optional Call                                 Market
 Amount (000)   Description                                                       Provisions*           Ratings**              Value
------------------------------------------------------------------------------------------------------------------------------------
                South Dakota - 2.1%
$       2,500   Education Loans Incorporated, South Dakota, Tax-Exempt            6/08 at 102                  A2        $ 2,436,975
                 Fixed Rate Student Loan Asset-Backed Callable Notes,
                 Subordinate Series 1998-1K, 5.600%, 6/01/20

        7,125   City of Sioux Falls, South Dakota, Variable Rate Demand          10/14 at 100                 AAA          9,140,948
                 Industrial Revenue Refunding Bonds (Great Plains Hotel
                 Corporation Project), Series 1989, 8.500%, 11/01/16
                 (Alternative Minimum Tax) (Pre-refunded to 10/15/14)

        4,970   South Dakota Housing Development Authority, Homeownership        11/06 at 102                 AAA          5,173,323
                 Mortgage Bonds, 1996 Series D, 6.300%, 5/01/27
                 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
                Tennessee - 2.2%

       12,500   The Health and Educational Facilities Board of the               11/09 at 101                 AAA         12,896,500
                 Metropolitan Government of Nashville and Davidson County,
                 Tennessee, Revenue Bonds (Ascension Health Credit Group),
                 Series 1999A, 5.875%, 11/15/28

                Tennessee Housing Development Agency, Homeownership Program
                Bonds, Issue 2000-1:
        1,785    5.750%, 7/01/10 (Alternative Minimum Tax)                       No Opt. Call                  AA          1,908,094
        2,145    6.000%, 7/01/13 (Alternative Minimum Tax)                        7/10 at 101                 AAA          2,289,509
------------------------------------------------------------------------------------------------------------------------------------
                Texas - 6.3%

        6,000   Brazos River Authority, Texas, Revenue Refunding Bonds           11/08 at 102                 AAA          5,661,000
                 (Houston Industries Incorporated Project), Series 1998C,
                 5.125%, 11/01/20 (Optional put 11/01/08)

        3,010   Comal County Health Facilities Development Corporation,           7/01 at 102                 AAA          3,074,534
                 Hospital Revenue Refunding Bonds (McKenna Memorial Hospital
                 FHA-Insured Project), Series 1991, 7.375%, 1/15/21

        1,550   Gulf Coast Waste Disposal Authority, Texas, Waste Disposal        4/11 at 101                BBB-          1,545,846
                 Revenue Bonds (Valero Energy Corporation Project),
                 Series 2001, 6.650%, 4/01/32 (Alternative Minimum Tax)

        1,500   The Harrison County Finance Corporation, Single Family           12/01 at 103                  A1          1,545,525
                 Mortgage Revenue Refunding Bonds, Series 1991,
                 8.875%, 12/01/11

        4,590   City of Houston, Texas, Airport System Subordinate Lien           7/10 at 100                 AAA          4,602,623
                 Revenue Bonds, Series 2000A, 5.625%, 7/01/30
                 (Alternative Minimum Tax)

        3,900   City of Houston, Texas, Airport System Subordinate Lien           7/08 at 100                 AAA          3,584,568
                 Revenue Bonds, Series 1998B, 5.000%, 7/01/25
                 (Alternative Minimum Tax)

        9,000   Matagorda County Navigation District Number One, Texas,          No Opt. Call                 AAA          8,326,710
                 Collateralized Revenue Refunding Bonds (Houston Lighting and
                 Power Company Project), Series 1997, 5.125%, 11/01/28
                 (Alternative Minimum Tax)

        2,120   Panhandle Regional Housing Finance Corporation, Single Family     5/01 at 100                 AAA          2,131,872
                 Mortgage Revenue Bonds (GNMA Mortgage-Backed Securities
                 Program), Series 1991A, 7.500%, 5/01/24 (Alternative Minimum Tax)

        5,000   Industrial Development Corporation of Port of Corpus Christi,     4/08 at 102                BBB-          4,374,100
                 Texas, Revenue Refunding Bonds (Valero Refining and Marketing
                 Company Project), 5.450%, 4/01/27

        5,500   Spring Independent School District, Harris County, Texas,         8/11 at 100                 AAA          5,122,755
                 Unlimited Tax Schoolhouse Bonds,  Series 2001, 5.000%, 8/15/26

        4,520   State of Texas, General Obligation Water Financial Assistance     8/09 at 100                 Aa1          4,505,039
                 Bonds (State Participation Program), Series 1999C,
                 5.500%, 8/01/35

        4,560   Winter Garden Housing Finance Corporation, Single Family          4/04 at 103                 AAA          4,733,827
                 Mortgage Revenue Bonds (GNMA and FNMA Mortgage-Backed
                 Securities Program), Series 1994, 6.950%, 10/01/27
                 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
                Utah - 3.7%

       13,650   Intermountain Power Agency, Utah, Power Supply Revenue            7/03 at 102                 AAA         13,764,552
                 Refunding Bonds, 1993 Series A, 5.500%, 7/01/20

       16,050   Utah County, Utah, Hospital Revenue Bonds (IHC Health             8/07 at 101                 AAA         15,387,777
                 Services, Inc.), Series 1997, 5.250%, 8/15/26




             Nuveen Select Quality Municipal Fund, Inc. (NQS) (continued)

                     Portfolio of Investments April 30, 2001 (Unaudited)



    Principal                                                                   Optional Call                                 Market
 Amount (000)   Description                                                       Provisions*           Ratings**              Value
------------------------------------------------------------------------------------------------------------------------------------
                Vermont - 1.7%
                Vermont Educational and Health Buildings Financing Agency,
                Hospital Revenue Bonds (Fletcher Allen Health Care Project),
                Series 2000A:
$       3,720    6.125%, 12/01/15                                                12/10 at 100                 AAA       $  4,051,192
        4,265    6.250%, 12/01/16                                                12/10 at 101                 AAA          4,657,636

        4,140   Vermont Housing Finance Agency, Single Family Housing Notes,     11/09 at 100                 AAA          4,225,739
                 Series 13A, 5.950%, 11/01/25 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
                Washington - 4.4%

        8,810   Public Utility District No. 1 of Chelan County, Washington,       7/11 at 101                 AAA          8,670,097
                 Chelan Hyrdo Consolidated System Revenue Bonds, Series 2001A,
                 5.600%, 1/01/36 (Alternative Minimum Tax)

        7,225   Port of Seattle, Washington, Special Facility Revenue Bonds       3/10 at 101                 AAA          7,571,511
                 (Terminal 18 Project), Series 1999C, 6.000%, 9/01/20
                 (Alternative Minimum Tax)

                Municipality of Metropolitan Seattle, Washington, Sewer
                Refunding Revenue Bonds, Series Z:
        2,990    5.450%, 1/01/17                                                  1/03 at 102                 AAA          3,005,817
        2,490    5.450%, 1/01/19                                                  1/03 at 102                 AAA          2,493,635
        1,800    5.450%, 1/01/20                                                  1/03 at 102                 AAA          1,800,504

                Washington Public Power Supply System, Nuclear Project No. 2
                Refunding Revenue Bonds, Series 1992A:
        7,880    6.250%, 7/01/12 (Pre-refunded to 7/01/02)                        7/02 at 102                 Aaa          8,289,681
        2,130    6.250%, 7/01/12                                                  7/02 at 102                 Aa1          2,218,118
------------------------------------------------------------------------------------------------------------------------------------
                Wisconsin - 2.1%

       11,080   Wisconsin Center District, Junior Dedicated Tax Revenue          12/06 at 101                 AAA         12,156,751
                 Bonds, Series 1996B, 5.750%, 12/15/27 (Pre-refunded to 12/15/06)

        3,890   Wisconsin Housing and Economic Development Authority,             3/10 at 100                  AA          3,969,940
                 Home Ownership Revenue Bonds, 2000 Series G, 5.950%,
                 3/31/31 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
$     777,145   Total Investments (cost $744,030,717) - 98.7%                                                            770,247,879
=============-----------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 1.3%                                                                      10,239,120
             -----------------------------------------------------------------------------------------------------------------------
                Net Assets - 100%                                                                                       $780,486,999
             =======================================================================================================================


                       * Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption.
                            There may be other call provisions at varying prices at later dates.

                      **    Ratings: Using the higher of Standard & Poor's or
                            Moody's rating.

                     *** Securities are backed by an escrow or trust containing sufficient U.S. Government or U.S.
                            Government agency securities which ensures the timely payment of principal and interest. Securities are normally considered to be equivalent to AAA rated securities.

                       +    On April 6, 2001, the Pacific Gas & Electric Company
                            (PG&E) filed for bankruptcy protection. The utility has stated that it intends to pay interest on its senior bonds through the bankruptcy and pay the principal after its reorganization is completed.
                            However, the company's ability to make these payments will depend on its cash flow, which will be affected by the bankruptcy court decisions.

                     N/R    Investment is not rated.

                     (WI)   Security purchased on a when-issued basis.

                                 See accompanying notes to financial statements.


             Nuveen Quality Income Municipal Fund, Inc. (NQU)

             Portfolio of
                     Investments April 30, 2001 (Unaudited)


    Principal                                                                   Optional Call                                 Market
 Amount (000)   Description                                                       Provisions*           Ratings**              Value
------------------------------------------------------------------------------------------------------------------------------------
                Alabama - 4.2%
$       5,180   Alabama Drinking Water Finance Authority, Revolving Fund          9/08 at 100                 AAA         $4,729,340
                 Loan Bonds, Series 1998A, 4.850%, 8/15/22

        3,500   The Governmental Utility Services Corporation of the City         6/08 at 102                 AAA          3,410,330
                 of Bessemer, Alabama, Water Supply Revenue Bonds,
                 Series 1998, 5.200%, 6/01/24

       17,000   The Industrial Development Board of the Town of Courtland,        6/05 at 102                Baa1         17,027,030
                 Pollution Control Refunding Revenue Bonds (Champion
                 International Corporation Project), Series 1995, 6.150%, 6/01/19

        6,480   The Industrial Development Board of the Town of Courtland,       10/08 at 102                Baa1          5,979,096
                 Alabama, Solid Waste Disposal Revenue Bonds (Champion
                 International Corporation Project), Refunding Series 1998A,
                 5.700%, 10/01/28 (Alternative Minimum Tax)

       20,785   Jefferson County, Alabama, Sewer Revenue Capitol Improvement      2/11 at 101                 AAA         20,791,443
                 Warrants, Series 2001A, 5.500%, 2/01/31
------------------------------------------------------------------------------------------------------------------------------------
                Alaska - 1.5%

        6,750   Alaska Housing Finance Corporation, General Housing Purpose      12/02 at 102              Aa2***          6,994,350
                 Bonds, 1992 Series A, 6.600%, 12/01/23 (Pre-refunded
                 to 12/01/02)

       11,590   Alaska State Housing Finance Corporation, Governmental           12/05 at 102                 AAA         11,705,784
                 Purpose Bonds, 1995 Series A, 5.875%, 12/01/30
------------------------------------------------------------------------------------------------------------------------------------
                Arizona - 1.6%

        5,000   The Industrial Development Authority of the County of             3/10 at 103                 AAA          5,101,200
                 Maricopa, Arizona, Multifamily Housing Revenue Bonds
                 (Bay Club at Mesa Cove Project), Series 2000A,
                 5.800%, 9/01/35

        9,080   The Industrial Development Authority of the County of Pima,      12/10 at 103                 Aaa          9,438,115
                 Arizona, Multifamily Housing Revenue Bonds (FHA-Insured
                 Mortgage Loan - Fountain Village Apartments Project),
                 Series 2000, 6.100%, 12/20/35

        5,105   Yuma Regional Medical Center on behalf of Hospital District   8/02 at 101 1/2              N/R***          5,462,503
                 No. 1, Yuma County, Arizona, Hospital Revenue Improvement
                 and Refunding Bonds (Yuma Regional Medical Center Project),
                 Series 1992, 8.000%, 8/01/17 (Pre-refunded to 8/01/02)
------------------------------------------------------------------------------------------------------------------------------------
                Arkansas - 0.5%

        5,735   Arkansas Development Finance Authority, Single Family             7/05 at 102                 AAA          6,075,716
                 Mortgage Revenue Bonds (Mortgage-Backed Securities Program),
                 1995 Series B, 6.700%, 7/01/27 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
                California - 7.5%

                Brea Public Financing Authority, Orange County, California, 1991
                Tax Allocation Revenue Bonds (Redevelopment Project AB), Series A:
       10,580    7.000%, 8/01/15 (Pre-refunded to 8/01/01)                        8/01 at 102                 AAA         10,889,994
        4,420    7.000%, 8/01/15                                                  8/01 at 102                 AAA          4,542,434

        2,230   California Housing Finance Agency, Home Mortgage Revenue          8/01 at 102                 Aa2          2,278,837
                 Bonds, 1991 Series G, 7.050%, 8/01/27 (Alternative Minimum Tax)

        3,000   California Health Facilities Financing Authority, Kaiser          5/03 at 102                   A          2,894,130
                 Permanente Revenue Bonds, 1993 Series C, 5.600%, 5/01/33

                State of California, General Obligation Veterans Welfare Bonds,
                Series 1997BH:
        4,100    5.300%, 12/01/12 (Alternative Minimum Tax)                      12/08 at 101                 Aa2          4,157,687
        5,000    5.600%, 12/01/32 (Alternative Minimum Tax)                      12/03 at 102                 Aa2          4,860,550

       10,000   State of California, Various Purpose General Obligation           4/09 at 101                 AAA          8,958,000
                 Bonds, 4.750%, 4/01/29

        3,500   State Public Works Board of California (The Trustees of the      10/02 at 102                 Aaa          3,732,120
                 California State University), Lease Revenue Bonds (Various
                 California State University Projects), 1992 Series A,
                 6.625%,10/01/10 (Pre-refunded to 10/01/02)


                    Portfolio of Investments April 30, 2001 (Unaudited)



    Principal                                                                   Optional Call                                 Market
 Amount (000)   Description                                                       Provisions*           Ratings**              Value
------------------------------------------------------------------------------------------------------------------------------------
                California (continued)
$      17,000   State Public Works Board of California (Department of            11/04 at 102                 Aaa       $ 19,231,420
                 Corrections), Lease Revenue Bonds (California State Prison,
                 Monterey County (Soledad II)), 1994 Series A, 7.000%,
                 11/01/19 (Pre-refunded to 11/01/04)

       10,000   Eastern Municipal Water District, California, Water and           7/11 at 100                 AAA          9,402,500
                 Sewer Revenue Certificates of Participation, Series 2001B,
                 5.000%, 7/01/30

        8,500   Foothill/Eastern Transportation Corridor Agency, California,      1/10 at 100                 AAA          7,920,980
                 Toll Road Revenue Bonds, Series 1995A, 5.000%, 1/01/35

        2,500   The Community Redevelopment Agency of the City of Los Angeles,    7/01 at 100              BBB***          2,533,250
                 California, Tax Allocation Refunding Bonds (Central Business
                 District Redevelopment Project), Series G, 6.750%, 7/01/10

       12,605   Metropolitan Transportation Authority, Los Angeles County,        7/11 at 101                 AAA         11,828,910
                 California, Proposition A First Tier Senior Sales Tax Revenue
                 Bonds, Series 2001A, 5.000%, 7/01/31
------------------------------------------------------------------------------------------------------------------------------------
                Colorado - 3.5%

                City and County of Denver, Colorado, Airport System Revenue
                Bonds, Series 1991A:
        3,425    8.750%, 11/15/23 (Alternative Minimum Tax)                      11/01 at 102                 Aaa          3,593,099
                 (Pre-refunded to 11/15/01)
        3,040    8.000%, 11/15/25 (Alternative Minimum Tax)                      11/01 at 100                   A          3,096,453

                City and County of Denver, Colorado, Airport System Revenue
                Bonds, Series 1991D:
        3,165    7.750%, 11/15/21 (Alternative Minimum Tax)                      11/01 at 102                   A          3,288,372
        3,825    7.000%, 11/15/25 (Alternative Minimum Tax)                      11/01 at 100                   A          3,881,954

       10,000   City and County of Denver, Colorado, Airport System Revenue      11/10 at 100                 AAA         10,102,600
                 Refunding Bonds, Series 2000A, 5.625%,
                 11/15/23 (Alternative Minimum Tax)

       14,400   E-470 Public Highway Authority, Colorado, Senior Revenue       9/10 at 65 5/8                 AAA          5,557,248
                 Bonds, 2000 Series B, 0.000%, 9/01/17

        8,740   Poudre School District R-1, Larimer County, Colorado, General    12/10 at 100                 AAA          8,599,373
                 Obligation Bonds, Series 2000, 5.125%, 12/15/19

        5,110   County of Pueblo, Colorado, Hospital Refunding and Improvement    9/01 at 100              N/R***          5,192,373
                 Revenue Bonds (Parkview Episcopal Medical Center, Inc.
                 Project), Series 1991B, 8.300%, 9/01/11 (Pre-refunded to 9/01/01)
------------------------------------------------------------------------------------------------------------------------------------
                Florida - 0.4%

        5,000   Health Facilities Authority, Orange County, Florida, Hospital    11/10 at 101                  A-          5,115,950
                 Revenue Bonds (Adventist Health System/Sunbelt Obligated
                 Group), Series 2000, 6.500%, 11/15/30
------------------------------------------------------------------------------------------------------------------------------------
                Georgia - 0.4%

        4,500   Clayton County Hospital Authority, Georgia, Revenue               8/01 at 102                 AAA          4,630,725
                 Anticipation Certificates (Southern Regional Medical Center
                 Project), Series 1991, 7.000%, 8/01/13 (Pre-refunded to 8/01/01)
------------------------------------------------------------------------------------------------------------------------------------
                Hawaii - 0.8%

       10,000   State of Hawaii, Airports System Revenue Bonds, Refunding         7/10 at 101                 AAA         10,353,400
                 Series 2000B, 5.750%, 7/01/21
------------------------------------------------------------------------------------------------------------------------------------
                Illinois - 10.0%

       32,670   City of Chicago, Illinois, General Obligation Bonds (City        No Opt. Call                 AAA          5,590,164
                 Colleges of Chicago Capital ImprovementProject), Series 1999,
                 0.000%, 1/01/32

        5,000   City of Chicago, Illinois, General Obligation Bonds               7/10 at 101                 AAA          5,300,250
                 (Neighborhoods Alive 21 Program), Series 2000A,6.000%, 1/01/28

                Chicago School Reform Board of Trustees of the Board of
                Education of the City of Chicago, Illinois, Unlimited Tax
                General Obligation Bonds (Dedicated Tax Revenues), Series 1998A:
        9,400    0.000%, 12/01/14                                                No Opt. Call                 AAA          4,497,712
        4,400    0.000%, 12/01/15                                                No Opt. Call                 AAA          1,968,252

       12,750   City of Chicago, Illinois, Revenue Bonds (Chicago Midway          1/09 at 101                 AAA         11,812,365
                 Airport), Series 1998A, 5.125%, 1/01/35 (Alternative
                 Minimum Tax)


    Principal                                                                   Optional Call                                 Market
 Amount (000)   Description                                                       Provisions*           Ratings**              Value
------------------------------------------------------------------------------------------------------------------------------------
                Illinois (continued)
                City of Chicago, Illinois, Second Lien Wastewater Transmission
                Revenue Bonds, Series 2000:
$       8,000    5.750%, 1/01/25                                                  1/10 at 101                 AAA        $ 8,241,520
        7,750    6.000%, 1/01/30                                                  1/10 at 101                 AAA          8,194,695

       24,430   The County of Cook, Illinois, General Obligation Bonds,          11/01 at 102                 AAA         25,349,301
                 Series 1991, 6.750%, 11/01/18 (Pre-refunded to 11/01/01)

                Illinois Development Finance Authority, Multifamily Housing
                Revenue Bonds, Series 1992 (Town and Garden Apartments Project):
        4,090    7.800%, 3/01/06 (Alternative Minimum Tax)                        3/02 at 102                 N/R          4,227,547
        1,150    7.200%, 9/01/08 (Alternative Minimum Tax)                        3/02 at 102                 N/R          1,183,132

       11,000   Illinois Health Facilities Authority, Hospital Revenue Bonds     11/03 at 102                 AAA         12,102,090
                 (Hindsdale Hospital), Series 1993-A, 7.000%, 11/15/19

       10,000   Illinois Health Facilities Authority, Revenue Bonds (Iowa         2/10 at 101                 AAA         10,283,900
                 Health System), Series 2000, 5.875%, 2/15/30

        2,720   Illinois Housing Development Authority, Section 8 Elderly         9/02 at 102                   A          2,784,355
                 Housing Revenue Bonds (Garden House of Maywood Development),
                 Series 1992, 7.000%, 9/01/18

       14,500   Illinois Health Facilities Authority, Revenue Bonds               8/01 at 102                 AA+         14,922,385
                 (Northwestern Memorial Hospital), Series 1991, 6.750%, 8/15/11

        5,000   State of Illinois, General Obligation Bonds (Illinois            12/10 at 100                 AAA          5,029,800
                 FIRST), Series of December 2000, 5.450%, 12/01/21

        3,520   Joliet Regional Port District Airport Facilities, Revenue         7/07 at 103                 N/R          3,341,149
                 Bonds (Lewis University Airport), Series 1997A, 7.250%,
                 7/01/18 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
                Indiana - 0.8%

        5,125   City of Petersburg, Indiana, Pollution Control Refunding         12/04 at 102                 Aa2          5,287,053
                 Revenue Bonds (Indianapolis Power and Light Company Project),
                 Series 1995A, 6.625%, 12/01/24

        5,000   Hospital Authority of St. Joseph County, Indiana, Health          2/08 at 101                 AAA          4,192,250
                 System Bonds (Memorial Health System), Series 1998A,
                 4.625%, 8/15/28
------------------------------------------------------------------------------------------------------------------------------------
                Iowa - 1.0%

        8,585   Iowa Finance Authority, Hospital Facilities Revenue Bonds         7/08 at 102                 AAA          8,062,603
                 (Iowa Health System), Series 1998A, 5.125%, 1/01/28

        4,500   Polk County, Iowa, Catholic Health Corporation, Health           11/01 at 101                 AAA          4,625,055
                 Facilities Revenue Bonds (Mercy Health Center of Central
                 Iowa Project), Series 1991, 6.750%, 11/01/15
                 (Pre-refunded to 11/01/01)
------------------------------------------------------------------------------------------------------------------------------------
                Kansas - 1.8%

        4,585   Johnson County, Kansas, Unified School District No. 232,          9/10 at 100                 Aaa          4,278,493
                 General Obligation Bonds, Series 2000, 4.750%, 9/01/19

                City of Merriam, Kansas, Hospital Refunding Revenue Bonds
                (Shawnee Mission Medical Center, Inc. Project), Series 1991B:
        7,380    7.250%, 9/01/11 (Pre-refunded to 9/01/01)                        9/01 at 102                 AAA          7,620,662
       10,000    7.250%, 9/01/21 (Pre-refunded to 9/01/01)                        9/01 at 102                 AAA         10,326,100
------------------------------------------------------------------------------------------------------------------------------------
                Kentucky - 1.8%

       10,000   City of Danville, Kentucky, Multi-City Lease Revenue Bonds        3/02 at 102                 AAA         10,496,800
                 (Louisville and Jefferson County Metropolitan Sewer District
                 Sewer and Drainage System Revenue Project), Series 1991-G,
                 6.800%, 3/01/19 (Pre-refunded to 3/01/02)

        3,000   Kentucky Development Finance Authority, Hospital Facilities       9/01 at 102              N/R***          3,097,320
                 Revenue Bonds (St. Claire Medical Center, Inc. Project),
                 Series 1991, 7.125%, 9/01/21 (Pre-refunded to 9/01/01)

        8,635   Kentucky Housing Corporation, Housing Revenue Bonds               1/05 at 102                 AAA          9,037,736
                 (Federally Insured or Guaranteed Mortgage Loans),
                 1995 Series B, 6.625%, 7/01/26 (Alternative Minimum Tax)


                   Portfolio of Investments April 30, 2001 (Unaudited)


    Principal                                                                   Optional Call                                 Market
 Amount (000)   Description                                                       Provisions*           Ratings**              Value
------------------------------------------------------------------------------------------------------------------------------------
                Maryland - 0.3%
$       3,385   Community Development Administration, Department of Housing       5/01 at 102                 Aa2        $ 3,455,543
                 and Community Development, State of Maryland, Multifamily
                 Housing Revenue Bonds (Insured Mortgage Loans),
                 1991 Series E, 7.100%, 5/15/28
------------------------------------------------------------------------------------------------------------------------------------
                Massachusetts - 5.9%

        8,185   Boston Water and Sewer Commission, Massachusetts, General        11/08 at 101                 AAA          7,352,586
                 Revenue Bonds (Senior Series), 1998 Series D, 4.750%, 11/01/22

       15,000   Massachusetts Industrial Finance Agency, Resource Recovery        7/01 at 103                 N/R         15,515,400
                 Revenue Bonds (SEMASS Project), Series 1991A, 9.000%, 7/01/15

        3,245   Massachusetts Industrial Finance Agency, Resource Recovery        7/01 at 103                 N/R          3,356,433
                 Revenue Bonds (SEMASS Project), Series 1991B, 9.250%,
                 7/01/15 (Alternative Minimum Tax)

        6,000   Massachusetts Industrial Finance Agency, Resource Recovery       12/08 at 102                 BBB          5,433,840
                 Revenue Refunding Bonds (Ogden Haverhill Project),
                 Series 1998A, 5.600%, 12/01/19 (Alternative Minimum Tax)

        8,500   Massachusetts Turnpike Authority, Metropolitan Highway            1/07 at 102                 AAA          7,709,585
                 System Revenue Bonds (Senior), 1997 Series C, 5.000%, 1/01/37

       13,500   Massachusetts Turnpike Authority, Metropolitan Highway            1/09 at 101                 AAA         12,223,440
                 System Revenue Bonds (Subordinated), 1999 Series A,
                 5.000%, 1/01/39

        6,425   Massachusetts Water Pollution Abatement Trust, Water              8/09 at 101                 AA+          6,621,862
                 Pollution Abatement Revenue Bonds (MWRA Program), Subordinate
                 Series 1999A, 5.750%, 8/01/29

       10,000   Massachusetts Water Resources Authority, General Revenue          8/10 at 101                 AAA         10,299,000
                 Bonds, 2000 Series A, 5.750%, 8/01/39

        5,380   University of Massachusetts Building Authority, Project          11/10 at 100                 AAA          5,318,560
                 Revenue Bonds, Senior Series 2000-2, 5.250%, 11/01/20
------------------------------------------------------------------------------------------------------------------------------------
                Michigan - 3.1%

        5,000   Michigan State Hospital Finance Authority, Hospital Revenue       8/01 at 102                 Aaa          5,159,600
                 Bonds (The Detroit Medical Center Obligated Group),
                 Series 1991A, 7.500%, 8/15/11 (Pre-refunded to 8/15/01)

        7,425   Michigan State Hospital Finance Authority, Hospital Revenue      11/09 at 101                 AA-          7,537,712
                 Bonds (Henry Ford Health System), Series 1999A,
                 6.000%, 11/15/24

        8,500   Michigan Strategic Fund, Limited Obligation Revenue Bonds        12/02 at 102                 BBB          8,671,275
                 (Waste Management, Inc. Project), Series 1992, 6.625%,
                 12/01/12 (Alternative Minimum Tax)

       16,875   Michigan Strategic Fund, Limited Obligation Refunding            12/01 at 102                 AAA         17,503,931
                 Revenue Bonds (The Detroit Edison Company Pollution Control
                 Bonds Project), Collateralized Series 1991DD, 6.875%, 12/01/21
------------------------------------------------------------------------------------------------------------------------------------
                Minnesota - 1.6%

                City of Chaska, Minnesota, Electric Revenue Bonds (Generating
                Facilities), Series 2000A:
        1,930    6.000%, 10/01/20                                                10/10 at 100                  A3          1,995,080
        2,685    6.000%, 10/01/25                                                10/10 at 100                  A3          2,769,578

        3,655   The County Housing and Redevelopment Authorities of Dakota       No Opt. Call                 AAA          4,949,674
                 and Washington and the City of Bloomington, Minnesota, Single
                 Family Residential Mortgage Revenue Bonds (Mortgage Backed
                 Program), Series 1988, 8.450%, 9/01/19 (Alternative Minimum Tax)

        5,000   Minneapolis-St. Paul Metropolitan Airports Commission,            1/08 at 101                 AAA          4,695,100
                 Airport Revenue Bonds, Series 1998A, 5.000%, 1/01/30

        3,080   Minnesota Housing Finance Agency, Single Family Mortgage          1/04 at 102                 AA+          3,188,416
                 Bonds, 1994 Series J, 6.950%, 7/01/26 (Alternative Minimum Tax)

        2,390   Washington County Housing and Redevelopment Authority,            8/01 at 102                 AAA          2,447,719
                 Multifamily Housing Revenue Bonds (FHA-Insured Mortgage
                 Loan - Cottages Phase III Project), Series 1991, 7.650%,
                 8/01/32 (Alternative Minimum Tax)



    Principal                                                                   Optional Call                                 Market
 Amount (000)   Description                                                       Provisions*           Ratings**              Value
------------------------------------------------------------------------------------------------------------------------------------
                Mississippi - 0.7%
$       3,220   Canton Housing Development Corporation, 1990 Multifamily         No Opt. Call                 AAA        $ 3,838,884
                 Mortgage Revenue Refunding Bonds (Canton Estates Apartments
                 Project)(FHA-Insured Mortgage - Section 8 Assisted Project),
                 Series A, 7.750%, 8/01/24

        1,155   Charter Mortgage Corporation, 1990 Multifamily Mortgage           8/01 at 100                 AAA          1,362,715
                 Revenue Refunding Bonds (Church Garden Apartments)
                 (FHA-Insured Mortgage - Section 8 Assisted Project),
                 Series A, 7.750%, 8/01/21

        2,500   Mississippi Hospital Equipment and Facilities Authority,          1/11 at 101                 Aaa          2,491,275
                 Revenue Bonds (Forrest County General Hospital Project),
                 Series 2000, 5.500%, 1/01/27

        1,275   Pearl Housing Development Corporation, 1990 Multifamily           6/01 at 100                 AAA          1,276,441
                 Mortgage Revenue Refunding Bonds (Rose Garden Apartments
                 Project)(FHA-Insured Mortgage - Section 8 Assisted Project),
                 Series A, 7.750%, 8/01/22
------------------------------------------------------------------------------------------------------------------------------------
                Missouri - 1.1%

                The Industrial Development Authority of the County of Jackson,
                State of Missouri, Health Care System Revenue Bonds (St. Mary's
                Hospital of Blue Springs Issue), Series 1994:
        5,185    6.500%, 7/01/12                                                  7/02 at 102                Baa1          5,135,794
        5,605    7.000%, 7/01/22                                                  7/02 at 102                Baa1          5,632,577

       15,350   The Public Building Corporation of the City of Springfield,      No Opt. Call                 AAA          2,773,438
                 Missouri, Leasehold Revenue Bonds (Jordan Valley Park
                 Projects), Series 2000A, 0.000%, 6/01/30
------------------------------------------------------------------------------------------------------------------------------------
                Montana - 0.6%

        7,000   City of Forsyth, Rosebud County, Montana, Pollution Control       8/01 at 102                 AAA          7,187,390
                 Revenue Refunding Bonds (Puget Sound Power and Light Company
                 Colstrip Project), Series 1992, 7.050%, 8/01/21
------------------------------------------------------------------------------------------------------------------------------------
                Nebraska - 1.6%

       11,000   Nebraska Investment Finance Authority, Single Family          3/05 at 101 1/2                 AAA         11,372,130
                 Housing Revenue Bonds, 1995 Series A, 6.800%, 3/01/35
                 (Alternative Minimum Tax)

        8,000   Nebraska Investment Finance Authority, Single Family          3/05 at 101 1/2                 AAA          8,275,120
                 Housing Revenue Bonds, 1995 Series B, 6.450%, 3/01/35
                 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
                New Hampshire - 0.2%

        2,680   New Hampshire Housing Finance Authority, Single Family            7/01 at 102                 Aa3          2,748,769
                 Residential Mortgage Bonds, 1991 Series C,7.100%, 1/01/23
------------------------------------------------------------------------------------------------------------------------------------
                New Jersey - 0.9%

       11,785   Pollution Control Financing Authority of Camden County,          12/01 at 102                  B2         11,112,077
                 New Jersey, Solid Waste Disposal and Resource Recovery System
                 Revenue Bonds, Series 1991D, 7.250%, 12/01/10
------------------------------------------------------------------------------------------------------------------------------------
                New York - 14.5%

       25,000   Erie Tobacco Asset Securitization Corporation, Erie County,       7/10 at 101                  A1         25,395,250
                 New York, Senior Tobacco Settlement Asset-Backed Bonds,
                 Series 2000, 6.125%, 7/15/30

                Long Island Power Authority, New York, Electric System General
                Revenue Bonds, Series 2001A:
        1,130    5.375%, 9/01/25                                                  9/11 at 100                  A-          1,116,316
        2,715    5.250%, 9/01/28                                                  9/11 at 100                 AAA          2,671,424

       15,000   Metropolitan Transportation Authority, New York, Dedicated        4/10 at 100                 AAA         16,018,050
                 Tax Fund Bonds, Series 2000A, 6.000%,4/01/30

        2,110   Niagara Falls Housing and Commercial Rehabilitation              No Opt. Call                  AA          2,386,642
                 Corporation, 1992 Multifamily Mortgage Revenue Refunding Bonds
                 (FHA-Insured Mortgage - Section 8 Assisted Project),
                 7.350%, 8/01/23

       16,000   Nassau County Tobacco Settlement Corporation, New York,           7/09 at 101                  A-         16,543,040
                 Tobacco Settlement Asset-Backed Bonds, Series A, 6.400%, 7/15/33

        6,000   The City of New York, New York, General Obligation Bonds,         8/07 at 101                   A          6,357,420
                 Fiscal 1997 Series H, 6.125%, 8/01/25

                   Portfolio of Investments April 30, 2001 (Unaudited)



    Principal                                                                   Optional Call                                 Market
 Amount (000)   Description                                                       Provisions*           Ratings**              Value
------------------------------------------------------------------------------------------------------------------------------------
                New York (continued)
$      10,000   The City of New York, New York, General Obligation Bonds,         5/10 at 101                   A        $10,119,400
                 Fiscal 2000 Series A, 5.500%, 5/15/24

        5,475   The City of New York, New York, General Obligation Bonds,         8/04 at 101                 Aaa          6,133,862
                 Fiscal 1995 Series B1, 7.250%, 8/15/19 (Pre-refunded
                 to 8/15/04)

       14,800   The City of New York, New York, General Obligation Bonds,         6/07 at 102                 AAA         15,222,096
                 Fiscal 1997 Series M, 5.500%, 6/01/17

        6,700   The City of New York, New York, General Obligation Bonds,         2/05 at 101                 Aaa          7,436,397
                 Fiscal 1995 Series F, 6.625%, 2/15/25 (Pre-refunded
                 to 2/15/05)

        5,660   The City of New York, New York, General Obligation Bonds,    10/02 at 101 1/2                 Aaa          6,011,882
                 Fiscal 1993 Series B, 6.750%, 10/01/17 (Pre-refunded
                 to 10/01/02)

        4,190   New York City Municipal Water Finance Authority, Water and        6/05 at 101                 AAA          4,565,634
                 Sewer System Revenue Bonds, Fiscal 1996 Series A, 5.875%,
                 6/15/25 (Pre-refunded to 6/15/05)

       10,100   New York City Transitional Finance Authority, Future Tax          5/10 at 101                 AA+         10,653,379
                 Secured Bonds, Fiscal 2000 Series B, 5.750%, 11/15/19

        8,325   Dormitory Authority of the State of New York, FHA-Insured         8/01 at 102               AA***          8,575,333
                 Mortgage Revenue Bonds (Menorah Campus, Inc.), Series 1991,
                 7.400%, 2/01/31 (Pre-refunded to 8/01/01)

        5,000   Dormitory Authority of the State of New York, Mental Health       2/07 at 102                 AA-          5,120,500
                 Services Facilities Improvement Revenue Bonds, Series 1997A,
                 5.750%, 2/15/27

       10,000   Dormitory Authority of the State of New York, Mental Health       2/10 at 100                 AAA         10,634,000
                 Services Facilities Improvement Revenue Bonds, Series 2000B,
                 6.000%, 2/15/30

        8,000   New York State Medical Care Facilities Finance Agency,            2/05 at 102                 AAA          8,913,760
                 New York Hospital FHA-Insured Mortgage Revenue Bonds,
                 Series 1994A, 6.500%, 8/15/29 (Pre-refunded to 2/15/05)

        5,000   New York State Medical Care Facilities Finance Agency,            2/05 at 102                 AAA          5,630,150
                 Brookdale Hospital Medical Center Secured Hospital Revenue
                 Bonds, 1995 Series A, 6.850%, 2/15/17 (Pre-refunded to 2/15/05)

                New York State Medical Care Facilities Finance Agency,
                FHA-Insured Mortgage Project Revenue Bonds, 1995 Series F:
        3,955    6.200%, 8/15/15 (Pre-refunded to 8/15/05)                        8/05 at 102               AA***          4,405,514
        4,250    6.300%, 8/15/25                                                  8/05 at 102                  AA          4,750,820

        3,195   Penfield-Crown Oak Housing Development Corporation, 1991          2/03 at 100                 AAA          3,269,603
                 Multifamily Mortgage Revenue Refunding Bonds (Crown Oak
                 Estates)(FHA-Insured Mortgage - Section 8 Assisted Project),
                 Series A, 7.350%, 8/01/23
------------------------------------------------------------------------------------------------------------------------------------
                North Carolina - 2.3%

       10,500   North Carolina Eastern Municipal Power Agency, Power System       1/02 at 102                 BBB         10,796,625
                 Revenue Bonds, Refunding Series 1991A, 6.250%, 1/01/03

       13,720   North Carolina Medical Care Commission, Hospital Revenue         12/08 at 101                 AAA         11,914,448
                 Bonds (Pitt County Memorial Hospital), Series 1998A,
                 4.750%, 12/01/28

                City of Raleigh, North Carolina, Combined Enterprise System
                Revenue Bonds, Series 2001:
        3,660    4.750%, 3/01/21                                                  3/11 at 100                 AAA          3,363,101
        3,035    4.750%, 3/01/26                                                  3/11 at 100                 AAA          2,745,582
------------------------------------------------------------------------------------------------------------------------------------
                Ohio - 0.9%

        4,800   County of Butler, Ohio, Hospital Facilities Revenue               1/02 at 102             Baa1***          5,023,824
                 Refunding and Improvement Bonds (Fort Hamilton-Hughes Memorial
                 Hospital Center), Series 1991, 7.500%, 1/01/10
                 (Pre-refunded to 1/01/02)

        5,365   Ohio Housing Finance Agency, Residential Mortgage Revenue         3/05 at 102                 Aaa          5,690,924
                 Bonds (GNMA Mortgage-Backed Securities Program), 1995
                 Series A-2, 6.625%, 3/01/26 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
                Oklahoma - 2.8%

        2,310   Oklahoma County Home Finance Authority, Oklahoma, Single          7/01 at 102                 Aaa          2,360,589
                 Family Mortgage Revenue Refunding Bonds, 1991 Series A,
                 8.750%, 7/01/12

       17,510   Pottawatomie County Home Finance Authority, Oklahoma,            No Opt. Call                 AAA         22,816,756
                 Municipal Refunding Collateralized Mortgage Obligations,
                 Series 1991A, 8.625%, 7/01/10

       10,100   Trustees of the Tulsa Municipal Airport Trust, Revenue            6/01 at 102                Baa1         10,333,310
                 Bonds, Series 1991, 7.600%, 12/01/30 (Alternative Minimum Tax)



    Principal                                                                   Optional Call                                 Market
 Amount (000)   Description                                                       Provisions*           Ratings**              Value
------------------------------------------------------------------------------------------------------------------------------------
                Pennsylvania - 0.9%
$       6,975   Carbon County Industrial Development Authority, Pennsylvania,    No Opt. Call                BBB-        $ 7,123,986
                 Resource Recovery Revenue Refunding Bonds (Panther Creek
                 Partners Project), 2000 Series, 6.650%, 5/01/10
                 (Alternative Minimum Tax)

                Falls Township Hospital Authority, Refunding Revenue Bonds (The
                Delaware Valley Medical Center Project - FHA-Insured Mortgage),
                Series 1992:
          715    6.900%, 8/01/11                                                  8/02 at 102                 AAA            715,365
        3,000    7.000%, 8/01/22                                                  8/02 at 102                 AAA          3,123,150
------------------------------------------------------------------------------------------------------------------------------------
                South Carolina - 1.3%

        6,500   Lexington County Health Services District, Inc., South           10/01 at 102                 AAA          6,726,525
                 Carolina, Hospital Revenue Bonds, Series 1991, 6.750%,
                 10/01/18 (Pre-refunded to 10/01/01)

       10,000   Tobacco Settlement Revenue Management Authority, Tobacco          5/11 at 101                  A1          9,935,900
                 Settlement Asset-Backed Bonds, Series 2001B, 6.375%, 5/15/28
------------------------------------------------------------------------------------------------------------------------------------
                Tennessee - 1.7%

       10,300   Metropolitan Nashville Airport Authority, Tennessee, Airport      7/01 at 102                 AAA         10,560,899
                 Improvement Revenue Bonds, Refunding Series 1991C,
                 6.625%, 7/01/07

       10,000   Tennessee Housing Development Agency, Homeownership Program       7/10 at 100                  AA         10,430,700
                 Bonds, Issue 2000-2B, 6.350%, 1/01/31 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
                Texas - 12.6%

       14,360   Alliance Airport Authority, Inc., Special Facilities Revenue      6/01 at 102                BBB-         14,673,910
                 Bonds (American Airlines, Inc. Project), Series 1990, 7.500%,
                 12/01/29 (Alternative Minimum Tax)

                Arlington Independent School District, Tarrant County, Texas,
                Unlimited Tax Refunding and Improvement Bonds, Series 1995:
        3,410    0.000%, 2/15/11                                             2/05 at 71 15/16                 Aaa          2,020,289
        4,105    0.000%, 2/15/14                                             2/05 at 58 25/32                 Aaa          1,962,272

        6,500   Bell County Health Facilities Development Corporation,           11/08 at 101                  A-          5,769,205
                 Retirement Facility Revenue Bonds (Buckner Retirement
                 Services, Inc. Obligated Group Project), Series 1998,
                 5.250%, 11/15/19

       14,375   International Airport Facilities Improvement Corporation,        No Opt. Call                BBB-         14,840,463
                 Dallas-Fort Worth, Texas, Revenue Refunding Bonds (American
                 Airlines Inc.), Series 2000C, 6.150%, 5/01/29 (Alternative
                 Minimum Tax) (Mandatory put 11/01/07)

        4,290   Fort Worth Housing Finance Corporation, Home Mortgage Revenue    10/01 at 103                  Aa          4,439,978
                 Refunding Bonds, Series 1991A, 8.500%, 10/01/11

        8,235   Housing Finance Corporation, Grand Prairie, Texas, Multifamily    9/10 at 105                 AAA          8,875,930
                 Housing Revenue Bonds (Landings at Carrier Project),
                 GNMA Series 2000A, 6.875%, 9/20/42

       11,000   Harris County Health Facilities Development Corporation,         10/09 at 101                  AA         10,069,070
                 Texas, Hospital Revenue Bonds (Texas Children's Hospital
                 Project), Series 1999A, 5.250%, 10/01/29

       13,175   Houston Independent School District, Texas, Limited Tax           2/09 at 100                 AAA         11,600,983
                 Schoolhouse and Refunding Bonds, Series 1999A, 4.750%, 2/15/26

       36,735   City of Houston, Texas, Water and Sewer System Junior Lien       No Opt. Call                 AAA          7,386,674
                 Revenue Refunding Bonds, Series 1998A, 0.000%, 12/01/28

       22,500   City of Houston, Texas, Water and Sewer System Junior Lien       12/10 at 100                 AAA         21,633,975
                 Revenue Refunding Bonds, Series 2000B,5.250%, 12/01/30

       16,270   City of Houston, Texas, Water and Sewer System Junior Lien       12/01 at 102                 AAA         16,849,049
                 Revenue Refunding Bonds, Series 1991C, 6.375%, 12/01/17

       17,655   Navigation District Number One, Matagorda County, Texas,         11/08 at 100                 AAA         16,661,906
                 Revenue Refunding Bonds (Houston Industries Incorporated
                 Project), Series 1998B, 5.150%, 11/01/29

        7,650   Port Authority of Corpus Christi, Nueces County, Texas,           5/06 at 101                BBB-          7,141,428
                 Revenue Refunding Bonds (Union Pacific Corporation Project),
                 Series 1992, 5.350%, 11/01/10

       14,680   San Antonio Independent School District, Bexar County, Texas,     8/09 at 100                 AAA         15,089,719
                 Unlimited Tax School Building Bonds, Series 1999,
                 5.800%, 8/15/29


                   Portfolio of Investments April 30, 2001 (Unaudited)


    Principal                                                                   Optional Call                                 Market
 Amount (000)   Description                                                       Provisions*           Ratings**              Value
------------------------------------------------------------------------------------------------------------------------------------
                Utah - 0.5%
$       5,800   Carbon County, Utah, Solid Waste Disposal Refunding Revenue       2/05 at 102                 BB-         $5,896,164
                 Bonds (Laidlaw/ECDC Project-Guaranteed by Allied Waste
                 Industries), Series 1995, 7.500%, 2/01/10 (Alternative
                 Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
                Virginia - 1.2%

        7,000   Norfolk Airport Authority, Virginia, Airport Revenue Refunding    7/11 at 100                 AAA          6,595,470
                 Bonds, Series 2001B, 5.125%, 7/01/31 (Alternative Minimum Tax)

        8,320   Virginia Housing Development Authority, Commonwealth Mortgage     1/02 at 102                 AA+          8,552,461
                 Bonds, 1992 Series A, 7.150%, 1/01/33
------------------------------------------------------------------------------------------------------------------------------------
                Washington - 6.0%

        4,185   Public Utility District No. 1 of Douglas County, Washington,      9/06 at 106                 AA-          5,230,706
                 Wells Hydro-Electric Revenue Bonds, Series of 1986,
                 8.750%, 9/01/18

       11,950   Public Hospital District No. 2, King County, Washington,         12/08 at 101                 AAA         10,876,412
                 Limited Tax General Obligation Bonds (Evergreen Community
                 Health Care), Series 1998, 5.000%, 12/01/28

       12,415   Federal Way School District No. 210, King County, Washington,    12/03 at 100               A1***         13,451,653
                 Unlimited Tax General Obligation Bonds, Series 1991, 6.950%,
                 12/01/11 (Pre-refunded to 12/01/03)

        6,950   Port of Seattle, Washington, Revenue Bonds, Series 2000B,         8/10 at 100                 AAA          7,009,145
                 5.625%, 2/01/24 (Alternative Minimum Tax)

       13,400   The City of Seattle, Washington, Municipal Light and Power       12/10 at 100                 AA-         12,965,706
                 Revenue Bonds, Series 2000, 5.400%, 12/01/25

        1,675   Spokane Downtown Foundation, Parking Revenue Bonds (River         8/08 at 102                 N/R          1,168,044
                 Park Square Project), Series 1998, 5.600%, 8/01/19

        4,000   North Thurston School District No. 3, Thurston County,           12/02 at 100                   A          4,186,960
                 Washington, Unlimited Tax General Obligation Bonds,
                 Series 1992, 6.500%, 12/01/09

       18,000   Washington Health Care Facilities Authority, Revenue Bonds        8/13 at 102                 AAA         16,359,480
                 (Harrison Memorial Hospital), Series 1998, 5.000%, 8/15/28

        4,175   Washington State University, Recreation Center Revenue            4/08 at 101                 AAA          3,877,281
                 Bonds, Series 1998, 5.000%, 4/01/28
------------------------------------------------------------------------------------------------------------------------------------
                Wisconsin - 1.5%

        7,000   Wisconsin Housing and Economic Development Authority,             1/02 at 102                  AA          7,210,560
                 Housing Revenue Bonds, 1992 Series A, 6.850%, 11/01/12

       10,820   Wisconsin Health and Educational Facilities Authority,           12/01 at 102                 AAA         11,271,192
                 Revenue Bonds (Novus Health Group), Series 1991-B, 6.750%,
                 12/15/20 (Pre-refunded to 12/15/01)
------------------------------------------------------------------------------------------------------------------------------------
                Wyoming - 0.1%

          720   Wyoming Community Development Authority, Single Family           11/01 at 103                  AA            745,240
                 Mortgage Bonds (Federally Insured or Guaranteed Mortgage
                 Loans), 1988 Series G, 7.250%, 6/01/21 (Alternative
                 Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
$   1,297,395   Total Investments (cost $1,188,297,479) - 98.1%                                                        1,224,624,380
=============-----------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 1.9%                                                                      23,348,023
             -----------------------------------------------------------------------------------------------------------------------
                Net Assets - 100%                                                                                     $1,247,972,403
             =======================================================================================================================


                       *    Optional Call Provisions: Dates (month and year) and
                            prices of the earliest optional call or redemption.
                            There may be other call provisions at varying prices
                            at later dates.
                      **    Ratings: Using the higher of Standard & Poor's or
                            Moody's rating.
                     ***    Securities are backed by an escrow or trust
                            containing sufficient U.S. Government or U.S.
                            Government agency securities which ensures the
                            timely payment of principal and interest. Securities
                            are normally considered to be equivalent to AAA
                            rated securities.
                     N/R    Investment is not rated.

                                 See accompanying notes to financial statements.


             Nuveen Premier Municipal Income Fund, Inc. (NPF)

             Portfolio of
                     Investments April 30, 2001 (Unaudited)



    Principal                                                                   Optional Call                                 Market
 Amount (000)   Description                                                       Provisions*           Ratings**              Value
------------------------------------------------------------------------------------------------------------------------------------
                 Alabama - 0.9%
$       3,935   Alabama Higher Education Loan Corporation, Student Loan          No Opt. Call                 AAA         $4,112,705
                 Revenue Refunding Bonds, Series 1994-D, 5.850%, 9/01/04
                 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
                Alaska - 0.1%

          480   Municipality of Anchorage, Alaska, Home Mortgage Revenue Bonds    3/02 at 102                 AAA            494,568
                 (Mortgage-Backed Securities Program), Series 1992,
                 8.000%, 3/01/09
------------------------------------------------------------------------------------------------------------------------------------
                Arizona - 3.4%

        3,650   Gilbert Unified School District No. 41 of Maricopa County,        7/04 at 100                 AAA          3,912,326
                 Arizona, School Improvement Bonds (Project of 1993), 1994
                 Series C, 6.100%, 7/01/14 (Pre-refunded to 7/01/04)

       10,960   Yuma Regional Medical Center on behalf of Hospital District   8/02 at 101 1/2              N/R***         11,727,529
                 No. 1, Yuma County, Arizona, Hospital Revenue Improvement
                 and Refunding Bonds (Yuma Regional Medical Center Project),
                 Series 1992, 8.000%, 8/01/17 (Pre-refunded to 8/01/02)
------------------------------------------------------------------------------------------------------------------------------------
                Arkansas - 0.7%

        1,045   Arkansas Development Finance Authority, Single Family Mortgage    7/05 at 102                 AAA          1,108,097
                 Revenue Bonds (Mortgage-Backed Securities Program),
                 1994 Series C, 6.600%, 7/01/17

        1,270   Arkansas Development Finance Authority, Single Family Mortgage    7/05 at 102                 AAA          1,310,056
                 Revenue Bonds (Mortgage-Backed Securities Program),
                 1995 Series B, 6.550%, 7/01/18 (Alternative Minimum Tax)

          166   Drew County Public Facilities Board, Arkansas, Single Family      8/03 at 103                 Aaa            175,005
                 Mortgage Revenue Refunding Bonds, Series 1993A, 7.900%, 8/01/11

          175   Residential Housing Facilities Board of Greene County,            1/02 at 103                  Aa            180,898
                 Arkansas, Subordinated Mortgage Revenue Bonds, Series 1991-1,
                 7.250%, 1/01/10

          229   Public Facilities Board of Stuttgart, Arkansas, Single Family     9/03 at 103                 Aaa            241,608
                 Mortgage Revenue Refunding Bonds, Series 1993A, 7.900%, 9/01/11
------------------------------------------------------------------------------------------------------------------------------------
                California - 3.8%

                Foothill/Eastern Transportation Corridor Agency, California,
                 Toll Road Revenue Bonds, Series 1995A:
       33,000    0.000%, 1/01/17                                                 No Opt. Call                 AAA         14,221,020
       10,000    0.000%, 1/01/22                                                 No Opt. Call                 AAA          3,164,400
------------------------------------------------------------------------------------------------------------------------------------
                Colorado - 1.3%

                Colorado Health Facilities Authority, Hospital Refunding Revenue
                Bonds (National Jewish Center for Immunology and Respiratory
                Medicine Project), Series 1992:
          410    6.600%, 2/15/02                                                 No Opt. Call              N/R***            419,373
        1,250    6.875%, 2/15/12 (Pre-refunded to 2/15/02)                        2/02 at 102              N/R***          1,308,713
        3,040    7.100%, 2/15/22 (Pre-refunded to 2/15/02)                        2/02 at 102              N/R***          3,187,744

        1,000   Colorado Health Facilities Authority, Hospital Revenue Bonds     12/09 at 101                 Aaa          1,029,260
                 (Poudre Valley Health Care, Inc.), Series 1999A,
                 5.750%, 12/01/23
------------------------------------------------------------------------------------------------------------------------------------
                Connecticut - 1.3%

        4,340   Connecticut Housing Finance Authority, Housing Mortgage           5/06 at 102                  AA          4,508,609
                 Finance Program Bonds, 1997 Series A (Subseries A-4), 6.200%,
                 11/15/22 (Alternative Minimum Tax)

        1,300   Connecticut Housing Finance Authority, Housing Mortgage           5/06 at 102                  AA          1,367,080
                 Finance Program Bonds, 1996 Series C-2, 6.250%, 11/15/18



             Nuveen Premier Municipal Income Fund, Inc. (NPF) (continued)

                   Portfolio of Investments April 30, 2001 (Unaudited)


    Principal                                                                   Optional Call                                 Market
 Amount (000)   Description                                                       Provisions*           Ratings**              Value
------------------------------------------------------------------------------------------------------------------------------------
                District of Columbia - 2.5%
$       1,600   District of Columbia, Hospital Revenue Refunding Bonds            8/02 at 102               A3***        $ 1,684,736
                 (Washington Hospital Center Medlantic Issue), Series 1992A,
                 7.000%, 8/15/05 (Pre-refunded to 8/15/02)

                District of Columbia Housing Finance Agency, Multifamily Housing
                Refunding Revenue Bonds, Series 1992B (FHA-Insured Mortgage
                Loans - Section 8 Assisted Project):
          920    7.200%, 9/01/12                                                  9/02 at 102                  Aa            958,355
        3,505    7.250%, 3/01/24                                                  9/02 at 102                  Aa          3,638,576

                District of Columbia, University Revenue Bonds (Georgetown
                University Issue), Series 2001A:
       14,105    0.000%, 4/01/24                                             4/11 at 47 21/32                 AAA          3,503,541
        7,625    0.000%, 4/01/25                                             4/11 at 44 13/16                 AAA          1,778,150
------------------------------------------------------------------------------------------------------------------------------------
                Florida - 0.9%

        4,000   Dade County, Florida, Aviation Revenue Bonds, Series 1996A,      10/06 at 102                 AAA          4,107,800
                 5.750%, 10/01/18 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
                Georgia - 3.6%

        8,000   George L. Smith II World Congress Center Authority, Refunding     7/10 at 101                 AAA          8,033,360
                 Revenue Bonds (Domed Stadium Project), Series 2000, 5.500%,
                 7/01/20 (Alternative Minimum Tax)

       10,000   State of Georgia, General Obligation Bonds, Series 2000C,         7/10 at 100                 AAA          8,356,200
                 4.000%, 7/01/20

------------------------------------------------------------------------------------------------------------------------------------
                Hawaii - 0.5%

        2,250   Department of Budget and Finance of the State of Hawaii,          1/09 at 101                 AAA          2,371,770
                 Special Purpose Revenue Bonds (Hawaii Electric Company, Inc.
                 and Subsidiaries Project), Series 1999D, 6.150%, 1/01/20
                 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
                Idaho - 0.2%

        1,065   Idaho Housing and Finance Association, Single Family              7/06 at 102                 Aa1          1,129,251
                 Mortgage Bonds, 1996 Series E, 6.350%, 7/01/14
                 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
                Illinois - 20.9%

        3,000   City of Chicago, Illinois, General Obligation Adjustable      7/02 at 101 1/2                 AAA          3,163,650
                 Rate Bonds (Central Public Library Project), Series C
                 of 1988, 6.850%, 1/01/17 (Pre-refunded to 7/01/02)

                City of Chicago, Illinois, General Obligation Bonds (City
                Colleges of Chicago Capital Improvement Project), Series 1999:
        8,670    0.000%, 1/01/24                                                 No Opt. Call                 AAA          2,372,025
       16,670    0.000%, 1/01/26                                                 No Opt. Call                 AAA          4,048,476

                Chicago School Reform Board of Trustees of the Board of
                Education of the City of Chicago, Illinois, Unlimited Tax
                General Obligation Bonds (Dedicated Tax Revenues), Series 1998A:
        5,000    0.000%, 12/01/16                                                No Opt. Call                 AAA          2,093,650
       10,000    0.000%, 12/01/20                                                No Opt. Call                 AAA          3,211,600
        9,900    0.000%, 12/01/24                                                No Opt. Call                 AAA          2,487,969

                Chicago School Reform Board of Trustees of the Board of
                Education of the City of Chicago, Illinois, Unlimited Tax
                General Obligation Bonds (Dedicated Tax Revenues), Series 1999A:
       15,000    0.000%, 12/01/21                                                No Opt. Call                 AAA          4,561,500
       10,000    0.000%, 12/01/23                                                No Opt. Call                 AAA          2,690,500

        1,055   Public Building Commission of Chicago, Illinois,                 No Opt. Call                 AAA          1,210,074
                 Building Revenue Bonds (Board of Education of the City
                 of Chicago), Series B of 1990, 7.000%, 1/01/15

       13,000   City of Chicago, Illinois, Wastewater Transmission                1/06 at 102                 AAA         12,316,850
                 Revenue Bonds, Series 1995, 5.125%, 1/01/25


        7,450   Town of Cicero, Cook County, Illinois, General Obligation        12/04 at 102              N/R***          8,479,143
                 Tax Increment Bonds, Series 1995A, 8.125%, 12/01/12
                 (Pre-refunded to 12/01/04)

        5,750   Illinois Development Finance Authority, Multifamily               3/02 at 102                 N/R          5,943,373
                 Housing Revenue Bonds (Town and Garden Apartments Project),
                 Series 1992, 7.800%, 3/01/06 (Alternative Minimum Tax)



    Principal                                                                   Optional Call                                 Market
 Amount (000)   Description                                                       Provisions*           Ratings**              Value
------------------------------------------------------------------------------------------------------------------------------------
                Illinois (continued)
                Illinois Development Finance Authority, Multifamily Housing
                Bonds (Affordable Housing Preservation Foundation Project),
                Series 1990 (Subseries B)(FHA-Insured Mortgage Loans - Lawless
                Gardens Project):
$         600    7.650%, 7/01/07                                                  1/02 at 105                 AAA        $   635,658
        5,270    7.650%, 12/31/31                                                 1/02 at 105                 AAA          5,587,886

        7,400   Illinois Health Facilities Authority, Revenue Bonds (Trinity      7/02 at 102             Baa2***          7,831,050
                 Medical Center), Series 1992, 7.000%,7/01/12
                 (Pre-refunded to 7/01/02)

          125   Illinois Health Facilities Authority, Revenue Refunding           4/02 at 102              AA-***            131,581
                 Bonds (Evangelical Hospitals Corporation), Series 1992A,
                 6.750%, 4/15/12 (Pre-refunded to 4/15/02)

        4,590   Illinois Housing Development Authority, Section 8 Elderly         9/02 at 102                   A          4,698,599
                 Housing Revenue Bonds (Garden House of Maywood Development),
                 Series 1992, 7.000%, 9/01/18

          545   Illinois Housing Development Authority, Section 8 Elderly         1/03 at 102                A***            581,450
                 Housing Revenue Bonds (Morningside North Development),
                 Series 1992D, 6.600%, 1/01/07 (Pre-refunded to 1/01/03)

                Metropolitan Pier and Exposition Authority, Illinois, Refunding
                Bonds (McCormick Place Expansion Project), Series 1996A:
        8,330    0.000%, 12/15/16                                                No Opt. Call                 AAA          3,552,079
        9,400    0.000%, 12/15/18                                                No Opt. Call                 AAA          3,490,784
       10,775    0.000%, 12/15/24                                                No Opt. Call                 AAA          2,759,370

        2,000   Onterie Center Housing Finance Corporation (An Illinois Not       7/02 at 102                 AAA          2,090,340
                 for Profit Corporation), Mortgage Revenue Refunding Bonds
                 (FHA-Insured Mortgage Loan - Onterie Center Project),
                 Series 1992A, 7.050%, 7/01/27

                Village of Sugar Grove, Kane County, Illinois, Waterworks and
                Sewerage Refunding Revenue Bonds, Series 1992:
        1,395    7.500%, 5/01/17 (Pre-refunded to 5/01/02)                        5/02 at 102              N/R***          1,479,119
        1,440    7.500%, 5/01/17                                                  5/02 at 102                 N/R          1,493,208

        4,950   Town of Wood River, Madison County, Illinois, Wood River          2/04 at 102                 N/R          4,029,152
                 Township Hospital, General Obligation Bonds (Alternate
                 Revenue Source), Series 1993, 6.625%, 2/01/14

        4,900   Town of Wood River, Madison County, Illinois, Wood River          2/04 at 102                 N/R          3,942,834
                 Township Hospital, General Obligation Tort Immunity Bonds,
                 Series 1993, 6.500%, 2/01/14
------------------------------------------------------------------------------------------------------------------------------------
                Indiana - 3.8%

                Crown Point Multi-School Building Corporation, First Mortgage
                Bonds (Crown Point Community School Corporation, Indiana),
                Series 2000:
        7,480    0.000%, 1/15/21                                                 No Opt. Call                 AAA          2,447,306
        7,980    0.000%, 1/15/22                                                 No Opt. Call                 AAA          2,457,122
        6,180    0.000%, 1/15/23                                                 No Opt. Call                 AAA          1,793,869

       29,255   The Indianapolis Local Public Improvement Bond Bank, Indiana,    No Opt. Call                 AAA          7,436,914
                 Series 1999E, 0.000%, 2/01/25

        2,860   PHM Elementary/Middle School Building Corporation, St. Joseph    No Opt. Call                   A          3,151,234
                 County, Indiana, First Mortgage Bonds, Series 1994,
                 6.300%, 1/15/09
------------------------------------------------------------------------------------------------------------------------------------
                Iowa - 0.4%

        1,655   Iowa Student Loan Liquidity Corporation, Student Loan            12/02 at 102                 Aaa          1,717,873
                 Revenue Bonds, Senior Series B, 5.750%, 12/01/06
                 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
                Kansas - 0.8%

        1,495   City of Hutchinson, Kansas, Single Family Mortgage Revenue        6/02 at 103                 Aa3          1,556,160
                 Refunding Bonds, Series 1992, 8.875%, 12/01/12

        6,440   The Unified Government of Wyandotte County, Kansas City,         No Opt. Call                 AAA          2,120,885
                 Kansas, Sales Tax Special Obligation Revenue Bonds
                 (Kansas International Speedway Corporation Project),
                 Series 1999, 0.000%, 12/01/20
------------------------------------------------------------------------------------------------------------------------------------
                Kentucky - 1.1%

        5,000   Kentucky Rural Economic Development Authority, Economic           7/02 at 102                 N/R          5,100,650
                 Development Project Revenue Bonds (Donnelly Corporation
                 Project), Series 1992, 8.125%, 7/01/12 (Alternative
                 Minimum Tax)


             Nuveen Premier Municipal Income Fund, Inc. (NPF) (continued)

                    Portfolio of Investments April 30, 2001 (Unaudited)


    Principal                                                                   Optional Call                                 Market
 Amount (000)   Description                                                       Provisions*           Ratings**              Value
------------------------------------------------------------------------------------------------------------------------------------
                 Louisiana - 0.3%
$       1,310   Louisiana Housing Finance Agency, Mortgage Revenue Bonds          9/05 at 103                 AAA        $ 1,402,800
                 (GNMA Collateralized Mortgage Loan - St. Dominic Assisted
                 Care Facility), Series 1995, 6.850%, 9/01/25
------------------------------------------------------------------------------------------------------------------------------------
                Maine - 1.8%

        7,965   Maine Educational Loan Marketing Corporation, Subordinate        No Opt. Call                   A          8,233,898
                 Student Loan Revenue Bonds, Series 1994-2, 6.250%, 11/01/06
                 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
                Maryland - 1.4%

        6,000   Anne Arundel County, Maryland, Multifamily Housing Revenue       No Opt. Call                BBB-          6,248,760
                 Bonds (Woodside Apartments Project), Series 1994, 7.450%,
                 12/01/24 (Alternative Minimum Tax) (Mandatory put 12/01/03)
------------------------------------------------------------------------------------------------------------------------------------
                Massachusetts - 5.6%

           25   Massachusetts Municipal Wholesale Electric Company, Power        No Opt. Call                BBB+             27,804
                 Supply System Revenue Bonds, 1987 Series A, 8.750%, 7/01/18

        3,875   Massachusetts Health and Educational Facilities Authority,        2/04 at 102                 Aa2          4,036,975
                 Revenue Refunding Bonds (Youville Hospital Issue -
                 FHA-Insured Project), Series B, 6.000%, 2/15/25

        8,960   Massachusetts Industrial Finance Agency, Resource Recovery        7/01 at 103                 N/R          9,267,686
                 Revenue Bonds (SEMASS Project), Series 1991B, 9.250%, 7/01/15
                 (Alternative Minimum Tax)

        2,000   Massachusetts Housing Finance Agency, Rental Housing Mortgage     7/07 at 101                 AAA          1,967,480
                 Revenue Bonds, 1997 Series C, 5.625%, 7/01/40
                 (Alternative Minimum Tax)

        9,780   Massachusetts Water Resources Authority, General Revenue Bonds,   7/02 at 102                 AAA         10,360,247
                 1992 Series A, 6.750%, 7/15/12 (Pre-refunded to 7/15/02)
------------------------------------------------------------------------------------------------------------------------------------
                Michigan - 0.9%

        1,975   Charter Township of Clinton, County of Macomb, State of           4/09 at 101                 AAA          1,650,804
                 Michigan, 1998 General Obligation Unlimited Tax Police
                 Building Bonds, 4.000%, 4/01/18

        2,500   Wayne County Building Authority, State of Michigan, Limited       3/02 at 102               A-***          2,646,800
                 Tax General Obligation CapitalImprovement Bonds, Series 1992A,
                 8.000%, 3/01/17 (Pre-refunded to 3/01/02)
------------------------------------------------------------------------------------------------------------------------------------
                Minnesota - 3.7%

        7,990   City of Eden Prairie, Minnesota, Multifamily Housing         12/10 at 103 1/2                 Aaa          8,414,429
                 Revenue Bonds (GNMA Collateralized Mortgage Loan - Lincoln
                 Parc Project), Series 2000A-1, 6.650%, 6/20/42

       10,780   Housing and Redevelopment Authority, Northwest Minnesota         10/04 at 102                 N/R          8,620,982
                 Multi-County, Governmental Housing Revenue Bonds (Pooled
                 Housing Program), Series 1994A, 8.125%, 10/01/26
------------------------------------------------------------------------------------------------------------------------------------
                Mississippi - 0.7%

        8,610   Mississippi Home Corporation, Residual Revenue Capital       3/04 at 41 21/32                 Aaa          3,177,176
                 Appreciation Bonds, Series 1992-I, 0.000%, 9/15/16
------------------------------------------------------------------------------------------------------------------------------------
                Nebraska - 3.7%

        2,830   City of Grand Island, Nebraska, Electric System Revenue Bonds,    9/01 at 100               A+***          3,109,547
                 1977 Series, 6.100%, 9/01/12

        2,350   Nebraska Higher Education Loan Program Inc., Senior              No Opt. Call                 AAA          2,489,802
                 Subordinate Bonds, Series A-5B, 6.250%, 6/01/18
                 (Alternative Minimum Tax)

       10,935   Omaha Public Power District, Nebraska, Electric System        2/02 at 101 1/2                 AAA         11,369,010
                 Revenue Bonds, 1992 Series A, 6.500%, 2/01/17
                 (Pre-refunded to 2/01/02)
------------------------------------------------------------------------------------------------------------------------------------
                New Hampshire - 1.3%

          790   New Hampshire Municipal Bond Bank, Educational Institutions      No Opt. Call                 N/R            809,758
                 Division Revenue Bonds (1994 Coe-Brown Northwood Academy
                 Project), 7.250%, 5/01/09

        5,000   New Hampshire Housing Finance Authority, Multifamily              7/10 at 101                 Aaa          5,110,000
                 Housing Revenue Bonds (Countryside Limited Partnership
                 Project), 1994 Issue Remarketing, 6.100%, 7/01/24
                 (Alternative Minimum Tax)


    Principal                                                                   Optional Call                                 Market
 Amount (000)   Description                                                       Provisions*           Ratings**              Value
------------------------------------------------------------------------------------------------------------------------------------
                 New York - 8.3%
$       1,000   The City of New York, New York, General Obligation Bonds,        No Opt. Call                   A        $ 1,095,200
                 Fiscal 1995 Series A, 7.000%, 8/01/04

        2,075   The City of New York, New York, General Obligation Bonds,    11/01 at 101 1/2                 AAA          2,164,433
                 Fiscal 1991 Series F, 8.400%, 11/15/05 (Pre-refunded
                 to 11/15/01)

        4,000   The City of New York, New York, General Obligation Bonds,     2/06 at 101 1/2                   A          4,162,920
                 Fiscal 1996 Series J1, 5.875%, 2/15/19

           80   The City of New York, New York, General Obligation Bonds,     8/01 at 101 1/2                   A             82,376
                 Fiscal 1991 Series D, 9.500%, 8/01/02

                The City of New York, New York, General Obligation Bonds,
                Fiscal 1995 Series E:
          450    6.500%, 8/01/02                                                 No Opt. Call                 Aaa            467,802
        1,100    6.500%, 8/01/02                                                 No Opt. Call                   A          1,141,448

        4,480   New York City Transitional Finance Authority, Future Tax          8/07 at 101                 AA+          4,369,299
                 Secured Bonds, Fiscal 1998 Series A, 5.125%, 8/15/21

       10,000   Dormitory Authority of the State of New York, State               5/10 at 101                 AAA         10,144,400
                 University Educational Facilities Revenue Bonds (1999
                 Resolution), Series 2000B, 5.500%, 5/15/30

        5,310   New York State Medical Care Facilities Finance Agency,            8/02 at 102                 AAA          5,465,849
                 Hospital and Nursing Home FHA-Insured Mortgage Revenue Bonds,
                 1992 Series B, 6.200%, 8/15/22

        4,590   New York State Medical Care Facilities Finance Agency,            8/03 at 102                 AAA          4,792,924
                 FHA-Insured Mortgage Revenue Bonds (St. Luke's-Roosevelt
                 Hospital Center), 1993 Series A, 5.600%, 8/15/13

        4,000   New York State Medical Care Facilities Finance Agency,            2/04 at 102                 AAA          4,012,160
                 Hospital Insured Mortgage Revenue Bonds, 1994 Series A
                 Refunding, 5.500%, 8/15/24
------------------------------------------------------------------------------------------------------------------------------------
                North Carolina - 2.9%

       10,300   North Carolina Eastern Municipal Power Agency, Power System      No Opt. Call                 AAA         11,218,451
                 Revenue Bonds, Refunding Series 1993B, 6.000%, 1/01/22

        2,130   North Carolina Housing Finance Agency, Multifamily Revenue        7/02 at 102                 Aa2          2,243,657
                 Refunding Bonds (1992 Refunding Bond Resolution),
                 Series B, 6.900%, 7/01/24
------------------------------------------------------------------------------------------------------------------------------------
                Ohio - 0.6%

        2,110   Cleveland-Rock Glen Housing Assistance Corporation, Mortgage      7/04 at 103                 AAA          2,210,774
                 Revenue Refunding Bonds (FHA-Insured Mortgage Loans -
                 Section 8 Assisted Projects), Series 1994A, 6.750%, 1/15/25

          635   Toledo-Lucas County Port Authority, Development Revenue Bonds     5/01 at 101                 N/R            640,563
                 (Northwest Ohio Bond Fund), Series 1992A, 7.750%, 5/15/07
                 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
                Pennsylvania - 3.8%

        2,000   Falls Township Hospital Authority, Refunding Revenue Bonds        8/02 at 102                 AAA          2,082,100
                 (The Delaware Valley Medical CenterProject)(FHA-Insured
                 Mortgage), Series 1992, 7.000%, 8/01/22

          270   Northampton County Hospital Authority, Pennsylvania, Hospital    No Opt. Call                BBB-            270,470
                 Revenue Bonds (Easton Hospital), Series A of 1992,
                 6.900%, 1/01/02

        7,110   City of Philadelphia, Pennsylvania, Water and Sewer Revenue      No Opt. Call                AAA           7,702,690
                 Bonds, Tenth Series, 7.350%, 9/01/04

        2,500   The Hospitals and Higher Education Facilities Authority of        8/02 at 102                  A+          2,622,775
                 Philadelphia, Hospital Revenue Bonds(Children's Seashore
                 House), Series 1992A, 7.000%, 8/15/12

        4,450   The Hospitals and Higher Education Facilities Authority of        8/02 at 102                  A+          4,668,540
                 Philadelphia, Hospital Revenue Bonds (Children's Seashore
                 House), Series 1992B, 7.000%, 8/15/22
------------------------------------------------------------------------------------------------------------------------------------
                South Carolina - 3.2%

       14,800   Tobacco Settlement Revenue Management Authority, Tobacco          5/11 at 101                  A1         14,668,576
                 Settlement Asset-Backed Bonds, Series 2001B, 6.000%, 5/15/22
------------------------------------------------------------------------------------------------------------------------------------
                Tennessee - 0.8%

                The Health and Educational Facilities Board of the City of
                Johnson, Tennessee, Hospital Revenue Refunding and Improvement
                Bonds (Johnson City Medical Center Hospital), Series 1998C:
        2,060    5.125%, 7/01/25 (Pre-refunded to 7/01/23)                        7/23 at 100                 AAA          2,006,605
        1,590    5.125%, 7/01/25                                                  1/09 at 101                 AAA          1,542,729



                   Portfolio of Investments April 30, 2001 (Unaudited)


    Principal                                                                   Optional Call                                 Market
 Amount (000)   Description                                                       Provisions*           Ratings**              Value
------------------------------------------------------------------------------------------------------------------------------------
                Texas - 3.2%
$      27,355   City of Houston, Texas, Hotel Occupancy Tax and Special          No Opt. Call                 AAA       $  5,776,282
                 Revenue Bonds (Convention Project), Series 2001B, 0.000%,
                 9/01/27 (WI, settling 5/08/01)

        4,084   General Services Commission (an agency of the State of            9/01 at 101                   A          4,176,562
                 Texas) (as Lessee), Participation Interests, 7.500%, 9/01/22

          815   Victoria Housing Finance Corporation, Single Family Mortgage     No Opt. Call                 Aaa            840,363
                 Revenue Refunding Bonds, Series 1995, 8.125%, 1/01/11

                Weatherford Independent School District, Parker County, Texas,
                Unlimited Tax School Building and Refunding Bonds, Series 2001:
        6,945    0.000%, 2/15/23                                               2/11 at 50 1/4                 AAA          1,859,177
        6,945    0.000%, 2/15/24                                              2/11 at 47 7/16                 AAA          1,746,251
------------------------------------------------------------------------------------------------------------------------------------
               Utah - 0.5%

          550   Utah Housing Finance Agency, Single Family Mortgage Bonds,        1/07 at 102                  AA            570,070
                 1996 Series C, 6.450%, 7/01/14 (Alternative Minimum Tax)

        1,755   Utah Housing Finance Agency, Single Family Mortgage Bonds,    7/07 at 101 1/2                  AA          1,812,546
                 1997 Series F, 5.750%, 7/01/15 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
                Virginia - 1.9%

        3,200   Suffolk Redevelopment and Housing Authority, Multifamily          7/02 at 104                Baa2          3,342,272
                 Housing Revenue Refunding Bonds (Chase Heritage at Dulles
                 Project), Series 1994, 7.000%, 7/01/24 (Mandatory put 7/01/04)

        5,000   Virginia Housing Development Authority, Commonwealth              1/02 at 102                 AA+          5,140,100
                 Mortgage Bonds, 1992 Series A, 7.100%, 1/01/22
------------------------------------------------------------------------------------------------------------------------------------
                Washington - 4.6%

        6,160   Public Hospital District No. 2, King County, Washington,          6/11 at 101                 AAA          5,953,640
                 Limited Tax General Obligation Bonds (Evergreen Healthcare),
                 Series 2001A, 5.250%, 12/01/24

        9,500   State of Washington, General Obligation and General              No Opt. Call                 AA+         10,641,330
                 Obligation Refunding Bonds, Series 1992A and AT-6,
                 6.250%, 2/01/11

        2,500   Washington Health Care Facilities Authority, Revenue Bonds        2/02 at 102              AA-***          2,618,225
                 (Sacred Heart MedicalCenter, Spokane), Series 1992,
                 6.875%, 2/15/12 (Pre-refunded to 2/15/02)

        1,735   Washington Public Power Supply System, Nuclear Project            7/01 at 101                 Aa1          1,761,788
                 No. 3 Refunding Revenue Bonds, Series 1990B, 7.375%, 7/01/04
------------------------------------------------------------------------------------------------------------------------------------
                West Virginia - 0.2%

        1,045   West Virginia Housing Development Fund, Housing Finance Bonds,    5/02 at 102                 AAA          1,090,300
                 1992 Series B, 7.200%, 11/01/20 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
                Wisconsin - 3.2%

        2,985   Silver Lake Sanitary District, Waushara County, Wisconsin,       10/02 at 100              N/R***          3,174,010
                 Sewer System Mortgage Revenue Bonds, 8.000%, 10/01/18
                 (Pre-refunded to 10/01/02)

        5,950   Wisconsin Housing and Economic Development Authority, Housing     1/02 at 102                  AA          6,128,971
                 Revenue Bonds, 1992 Series A, 6.850%, 11/01/12

        5,000   Wisconsin Health and Educational Facilities Authority,            2/10 at 101                  AA          5,282,450
                 Revenue Bonds (Marshfield Clinic), Series 1999, 6.250%, 2/15/18
------------------------------------------------------------------------------------------------------------------------------------
$     637,119   Total Investments (cost $438,161,220) - 98.8%                                                            451,329,699
=============-----------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 1.2%                                                                       5,458,603
             -----------------------------------------------------------------------------------------------------------------------
                Net Assets - 100%                                                                                      $ 456,788,302
             =======================================================================================================================


                       *    Optional Call Provisions: Dates (month and year) and
                            prices of the earliest optional call or redemption.
                            There may be other call provisions at varying prices
                            at later dates.
                      **    Ratings: Using the higher of Standard & Poor's or
                            Moody's rating.
                     ***    Securities are backed by an escrow or trust
                            containing sufficient U.S. Government or U.S.
                            Government agency securities which ensures the
                            timely payment of principal and interest. Securities
                            are normally considered to be equivalent to AAA
                            rated securities.
                     N/R    Investment is not rated.
                     (WI)   Security purchased on a when-issued basis.

                                 See accompanying notes to financial statements.

                Statement of
                        Net Assets April 30, 2001 (Unaudited)


                                                            INVESTMENT               SELECT             QUALITY             PREMIER
                                                               QUALITY              QUALITY              INCOME              INCOME
                                                                  (NQM)                (NQS)               (NQU)               (NPF)
------------------------------------------------------------------------------------------------------------------------------------

ASSETS
Investments in municipal securities, at market value      $846,716,753         $770,247,879      $1,224,624,380        $451,329,699
Cash                                                                --            2,302,824                  --           6,704,981
Receivables:
  Interest                                                  15,033,345           14,519,115          23,387,136           6,836,864
  Investments sold                                             155,000              184,124           7,902,826             290,000
Other assets                                                    58,593               61,106              81,802              30,585
------------------------------------------------------------------------------------------------------------------------------------
      Total assets                                         861,963,691          787,315,048       1,255,996,144         465,192,129
------------------------------------------------------------------------------------------------------------------------------------
LIABILITIES
Cash overdraft                                               4,232,362                   --           2,675,100                  --
Payable for investments purchased                           16,403,480            3,675,275                  --           6,330,221
Accrued expenses:
  Management fees                                              434,352              404,545             639,289             240,869
  Other                                                        190,403              187,513             383,571             209,844
Preferred share dividends payable                              131,004              120,845             206,313              87,468
Common share dividends payable                               2,484,531            2,439,871           4,119,468           1,535,425
------------------------------------------------------------------------------------------------------------------------------------
      Total liabilities                                     23,876,132            6,828,049           8,023,741           8,403,827
------------------------------------------------------------------------------------------------------------------------------------
Net assets                                                $838,087,559         $780,486,999      $1,247,972,403        $456,788,302
====================================================================================================================================
Preferred shares, at liquidation value                    $301,000,000         $279,000,000      $  452,000,000        $165,000,000
====================================================================================================================================
Preferred shares outstanding                                    12,040               11,160              18,080               6,600
====================================================================================================================================
Common shares outstanding                                   35,748,959           33,887,474          54,204,488          20,071,711
====================================================================================================================================
Net asset value per Common share outstanding (net assets
   less Preferred shares at liquidation value, divided by
   Common shares outstanding)                             $      15.02         $      14.80      $        14.68        $      14.54
====================================================================================================================================

                                 See accompanying notes to financial statements.

                Statement of
                        Operations Six Months Ended April 30, 2001 (Unaudited)




                                                            INVESTMENT               SELECT             QUALITY             PREMIER
                                                               QUALITY              QUALITY              INCOME              INCOME
                                                                  (NQM)                (NQS)               (NQU)               (NPF)
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME                                          $24,115,706          $23,648,646         $38,207,288         $14,315,435
------------------------------------------------------------------------------------------------------------------------------------
EXPENSES
Management fees                                              2,620,732            2,438,738           3,865,282           1,457,086
Preferred shares - auction fees                                373,157              345,884             560,356             204,555
Preferred shares - dividend disbursing agent fees               24,795               24,795              29,753              14,876
Shareholders' servicing agent fees and expenses                 34,506               26,723              38,427              18,030
Custodian's fees and expenses                                   81,316              112,043             130,848              60,325
Directors' fees and expenses                                     3,548                3,332               5,401               2,232
Professional fees                                               15,157               11,685              14,661              20,115
Shareholders' reports - printing and mailing expenses           55,666               50,327              77,303              34,224
Stock exchange listing fees                                     16,089               16,194              24,006              16,592
Investor relations expense                                      52,455               49,369              80,549              29,851
Other expenses                                                  22,238               23,836              32,833              14,223
------------------------------------------------------------------------------------------------------------------------------------
Total expenses before custodian fee credit                   3,299,659            3,102,926           4,859,419           1,872,109
   Custodian fee credit                                        (15,580)             (23,048)            (33,666)            (22,365)
------------------------------------------------------------------------------------------------------------------------------------
Net expenses                                                 3,284,079            3,079,878           4,825,753           1,849,744
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                                       20,831,627           20,568,768          33,381,535          12,465,691
------------------------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN FROM INVESTMENTS
Net realized gain from investment transactions                 950,335            2,418,377           4,329,070             986,842
Change in net unrealized appreciation
  (depreciation) of investments                             11,626,092            7,883,224           4,274,659           1,241,917
------------------------------------------------------------------------------------------------------------------------------------
Net gain from investments                                   12,576,427           10,301,601           8,603,729           2,228,759
------------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from operations                 $33,408,054          $30,870,369         $41,985,264         $14,694,450
====================================================================================================================================

                                 See accompanying notes to financial statements.


                Statement of
                        Changes in Net Assets (Unaudited)


                                                              INVESTMENT QUALITY (NQM)                   SELECT QUALITY (NQS)
                                                      -------------------------------------    -------------------------------------
                                                      SIX MONTHS ENDED           YEAR ENDED    SIX MONTHS ENDED          YEAR ENDED
                                                               4/30/01             10/31/00             4/30/01            10/31/00
------------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income                                     $ 20,831,627         $ 43,376,250        $ 20,568,768        $ 41,509,119
Net realized gain (loss) from investment transactions          950,335           (2,187,570)          2,418,377             429,356
Change in net unrealized appreciation
   (depreciation) of investments                            11,626,092           25,862,636           7,883,224          15,449,974
------------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from operations                  33,408,054           67,051,316          30,870,369          57,388,449
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
From undistributed net investment income:
   Common shareholders                                     (14,982,331)         (31,909,307)        (14,754,109)        (31,279,754)
   Preferred shareholders                                   (5,658,345)         (12,163,240)         (5,312,003)        (11,427,939)
From and in excess of net realized gains from
   investment transactions:
   Common shareholders                                              --             (129,711)                 --             (78,386)
   Preferred shareholders                                           --              (37,355)                 --             (21,716)
------------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets from distributions
   to shareholders                                         (20,640,676)         (44,239,613)        (20,066,112)        (42,807,795)
------------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
Net proceeds from Common shares issued to shareholders due to
   reinvestment of distributions                                    --                   --                  --                  --
------------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets                                  12,767,378           22,811,703          10,804,257          14,580,654
Net assets at the beginning of period                      825,320,181          802,508,478         769,682,742         755,102,088
------------------------------------------------------------------------------------------------------------------------------------
Net assets at the end of period                           $838,087,559         $825,320,181        $780,486,999        $769,682,742
====================================================================================================================================
Balance of undistributed net investment
   income at the end of period                            $    272,574         $     78,116        $    723,988        $     218,441
====================================================================================================================================

                                 See accompanying notes to financial statements.


Statement of
           Changes in Net Assets (Unaudited) (continued)



                                                               QUALITY INCOME (NQU)                      PREMIER INCOME (NPF)
                                                      -------------------------------------    -------------------------------------
                                                      SIX MONTHS ENDED           YEAR ENDED    SIX MONTHS ENDED          YEAR ENDED
                                                               4/30/01             10/31/00             4/30/01            10/31/00
------------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income                                   $   33,381,535       $   69,253,953        $ 12,465,691        $ 25,182,883
Net realized gain (loss) from investment transactions        4,329,070            1,262,287             986,842          (1,476,362)
Change in net unrealized appreciation
   (depreciation) of investments                             4,274,659           10,564,892           1,241,917           5,658,575
------------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from operations                  41,985,264           81,081,132          14,694,450          29,365,096
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
From undistributed net investment income:
   Common shareholders                                     (24,833,932)         (51,692,078)         (9,210,519)        (18,975,126)
   Preferred shareholders                                   (8,446,716)         (18,405,376)         (3,096,974)         (6,795,906)
From and in excess of net realized gains
   from investment transactions:
   Common shareholders                                        (412,608)                  --                  --                  --
   Preferred shareholders                                     (148,749)                  --                  --                  --
------------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets from distributions
   to shareholders                                         (33,842,005)         (70,097,454)        (12,307,493)        (25,771,032)
------------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
Net proceeds from Common shares issued to shareholders
   due to reinvestment of distributions                             --                   --             298,003                  --
------------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets                                   8,143,259           10,983,678           2,684,960           3,594,064
Net assets at the beginning of period                    1,239,829,144        1,228,845,466         454,103,342         450,509,278
------------------------------------------------------------------------------------------------------------------------------------
Net assets at the end of period                         $1,247,972,403       $1,239,829,144        $456,788,302        $454,103,342
====================================================================================================================================
Balance of undistributed net investment income
   at the end of period                                 $      239,437       $      135,043        $    224,339        $     63,250
====================================================================================================================================

                                 See accompanying notes to financial statements.




        Notes to
              Financial Statements (Unaudited)







1. GENERAL INFORMATION AND SIGNIFICANT ACCOUNTING POLICIES

The National Funds (the "Funds") covered in this report and their corresponding New York Stock Exchange symbols are Nuveen Investment Quality Municipal Fund, Inc. (NQM), Nuveen Select Quality Municipal Fund, Inc. (NQS), Nuveen Quality Income Municipal Fund, Inc. (NQU) and Nuveen Premier Municipal Income Fund, Inc.
(NPF).

Each Fund seeks to provide current income exempt from regular federal income tax by investing primarily in a diversified portfolio of municipal obligations issued by state and local government authorities. The Funds are registered under the Investment Company Act of 1940 as closed-end, diversified management investment companies.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States.

Securities Valuation
The prices of municipal bonds in each Fund's investment portfolio are provided by a pricing service approved by the Fund's Board of Directors. When price quotes are not readily available (which is usually the case for municipal securities), the pricing service establishes fair market value based on yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, indications of value from securities dealers and general market conditions. Temporary investments in securities that have variable rate and demand features qualifying them as short-term securities are valued at amortized cost, which approximates market value.

Securities Transactions

Securities transactions are recorded on a trade date basis. Realized gains and losses from such transactions are determined on the specific identification method. Securities purchased or sold on a when-issued or delayed delivery basis may have extended settlement periods. The securities so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets in a separate account with a current value at least equal to the amount of the when-issued and delayed delivery purchase commitments. At April 30, 2001, Investment Quality (NQM), Select Quality (NQS) and Premier Income (NPF) had outstanding when-issued and delayed delivery purchase commitments of $16,403,480, $3,675,275 and $6,330,221, respectively. There were no such outstanding purchase commitments in Quality Income (NQU).

Investment Income

Interest  income is  determined on the basis of interest  accrued,  adjusted for
amortization   of  premiums  and  accretion  of  discounts  on  long-term   debt
securities.

Federal Income Taxes

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net investment income to its shareholders. Therefore, no federal income tax provision is required. Furthermore, each Fund intends to satisfy conditions which will enable interest from municipal securities, which is exempt from regular federal income tax, to retain such tax-exempt status when distributed to shareholders of the Funds.

Dividends and Distributions to Shareholders

Tax-exempt net investment income is declared monthly as a dividend and payment is made or reinvestment is credited to shareholder accounts on the first business day after month-end. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders not less frequently than annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders of tax-exempt net investment income, net realized capital gains and/or market discount are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States. Accordingly, temporary over-distributions as a result of these differences may occur and will be classified as either distributions in excess of net investment income, distributions in excess of net realized gains and/or distributions in excess of net ordinary taxable income from investment transactions, where applicable.

        Notes to
            Financial Statements (Unaudited) (continued)






Preferred Shares
The Funds have issued and outstanding $25,000 stated value Preferred shares. Each Fund's Preferred shares are issued in more than one Series. The dividend rate on each Series may change every seven days, as set by the auction agent. The number of shares outstanding, by Series and in total, for each Fund is as follows:

                             Investment       Select      Quality      Premier
                                Quality      Quality       Income       Income
                                   (NQM)        (NQS)        (NQU)        (NPF)
--------------------------------------------------------------------------------
Number of shares:
   Series M                       2,500        2,000        3,000        1,000
   Series T                       2,500        2,000        3,000        2,800
   Series W                       2,500        2,800        3,000           --
   Series W2                         --           --        2,080           --
   Series Th                      2,040        1,560        4,000        2,800
   Series F                       2,500        2,800        3,000           --
--------------------------------------------------------------------------------
Total                            12,040       11,160       18,080        6,600
================================================================================

Derivative Financial Instruments
The Funds may invest in certain derivative financial instruments including futures, forward, swap and option contracts, and other financial instruments with similar characteristics. Although the Funds are authorized to invest in such financial instruments, and may do so in the future, they did not make any such investments during the six months ended April 30, 2001.

Custodian Fee Credit
Each Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by credits earned on each Fund's cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments.

Use of Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

Audit Guide
In November 2000, the American Institute of Certified Public Accountants (AICPA) issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies (the "Guide"). The Guide is effective for annual financial statements issued for fiscal years beginning after December 15, 2000. It is not anticipated that the adoption of the Guide will have a significant effect on the financial statements.

2. FUND SHARES
During the six months ended April 30, 2001, Premier Income (NPF) had 19,762 shares issued to shareholders due to reinvestment of distributions. There were no share transactions for any of the other Funds during the six months ended April 30, 2001. There were no share transactions during the fiscal year ended October 31, 2000, for any of the Funds.

3. DISTRIBUTIONS TO COMMON SHAREHOLDERS
The Funds declared Common share dividend distributions from their tax-exempt net investment income which were paid on June 1, 2001, to shareholders of record on May 15, 2001, as follows:

                           Investment        Select      Quality      Premier
                              Quality       Quality       Income       Income
                                 (NQM)         (NQS)        (NQU)        (NPF)
--------------------------------------------------------------------------------
Dividend per share             $.0695        $.0720       $.0760       $.0765
================================================================================

4. SECURITIES TRANSACTIONS
Purchases and sales (including maturities) of investments in long-term municipal securities and short-term municipal securities for the six months ended April 30, 2001, were as follows:

                                                                  Investment         Select        Quality       Premier
                                                                     Quality        Quality         Income        Income
                                                                        (NQM)          (NQS)          (NQU)         (NPF)
-------------------------------------------------------------------------------------------------------------------------
Purchases:
   Long-term municipal securities                                $91,647,294   $113,687,053   $204,091,538   $36,375,670
   Short-term municipal securities                                 4,000,000     17,600,000     40,800,000            --
Sales and maturities:
   Long-term municipal securities                                 82,116,366    102,270,795    182,258,905    43,219,888
   Short-term municipal securities                                 4,000,000     24,600,000     40,800,000            --
=========================================================================================================================

At April 30, 2001, the identified cost of investments owned for federal income tax purposes were as follows:
                                                                  Investment         Select        Quality       Premier
                                                                     Quality        Quality         Income        Income
                                                                        (NQM)          (NQS)          (NQU)         (NPF)
-------------------------------------------------------------------------------------------------------------------------
                                                                 $807,214,194  $744,030,717 $1,188,711,779  $438,161,220
=========================================================================================================================


At October 31, 2000, the Funds' last fiscal year end, the following Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows:

                                                                              Investment       Select        Premier
                                                                                 Quality      Quality         Income
                                                                                    (NQM)        (NQS)          (NPF)
---------------------------------------------------------------------------------------------------------------------
Expiration year:
   2005                                                                       $       --      $13,683     $       --
   2006                                                                               --           --             --
   2007                                                                               --           --        103,628
   2008                                                                        2,187,570           --      1,473,467
---------------------------------------------------------------------------------------------------------------------
Total                                                                         $2,187,570      $13,683     $1,577,095
=====================================================================================================================

5. UNREALIZED APPRECIATION (DEPRECIATION)
Gross unrealized appreciation and gross unrealized depreciation of investments for federal income tax purposes at April 30, 2001, were as follows:


                                                                  Investment         Select        Quality       Premier
                                                                     Quality        Quality         Income        Income
                                                                        (NQM)          (NQS)          (NQU)         (NPF)
-------------------------------------------------------------------------------------------------------------------------
Gross unrealized:
   appreciation                                                  $41,264,775    $30,743,662   $ 49,060,525  $ 21,446,360
   depreciation                                                   (1,762,216)    (4,526,500)   (13,147,924)   (8,277,881)
-------------------------------------------------------------------------------------------------------------------------
Net unrealized appreciation                                      $39,502,559    $26,217,162   $ 35,912,601  $ 13,168,479
=========================================================================================================================

                Notes to
                   Financial Statements (Unaudited) (continued)






6. MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Under the Funds' investment management agreements with Nuveen Advisory Corp. (the "Adviser"), a wholly owned subsidiary of The John Nuveen Company, each Fund pays an annual management fee, payable monthly, at the rates set forth below, which are based upon the average daily net assets of each Fund as follows:


Average Daily Net Assets                                  Management Fee
------------------------------------------------------------------------
For the first $125 million                                   .6500 of 1%
For the next $125 million                                    .6375 of 1
For the next $250 million                                    .6250 of 1
For the next $500 million                                    .6125 of 1
For the next $1 billion                                      .6000 of 1
For the next $3 billion                                      .5875 of 1
For net assets over $5 billion                               .5750 of 1
========================================================================

The fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Funds pay no compensation directly to those of its Directors who are affiliated with the Adviser or to their officers, all of whom receive remuneration for their services to the Funds from the Adviser.

7. COMPOSITION OF NET ASSETS
At April 30, 2001, net assets consisted of:


                                                                  Investment         Select        Quality       Premier
                                                                     Quality        Quality         Income        Income
                                                                        (NQM)          (NQS)          (NQU)         (NPF)
-------------------------------------------------------------------------------------------------------------------------
Preferred shares, $25,000 stated value per share,
   at liquidation value                                         $301,000,000   $279,000,000 $  452,000,000  $165,000,000
Common shares, $.01 par value per share                              357,490        338,875        542,045       200,717
Paid-in surplus                                                  498,188,417    471,802,724    754,951,768   278,785,020
Balance of undistributed net investment income                       272,574        723,988        239,437       224,339
Accumulated net realized gain (loss) from
   investment transactions                                        (1,233,481)     2,404,250      3,912,252      (590,253)
Net unrealized appreciation of investments                        39,502,559     26,217,162     36,326,901    13,168,479
-------------------------------------------------------------------------------------------------------------------------
Net assets                                                      $838,087,559   $780,486,999 $1,247,972,403  $456,788,302
=========================================================================================================================
Authorized shares:
   Common                                                        200,000,000    200,000,000    200,000,000   200,000,000
   Preferred                                                       1,000,000      1,000,000      1,000,000     1,000,000
=========================================================================================================================

8. INVESTMENT COMPOSITION

At April 30, 2001, the revenue sources by municipal purpose, expressed as a percent of long-term investments, were as follows:


                                                                  Investment         Select        Quality       Premier
                                                                     Quality        Quality         Income        Income
                                                                        (NQM)          (NQS)          (NQU)         (NPF)
-------------------------------------------------------------------------------------------------------------------------
Consumer Staples                                                           3%             2%             4%            3%
Education and Civic Organizations                                          4              2              1             7
Healthcare                                                                12             10              9             6
Housing/Multifamily                                                        7              8              5            16
Housing/Single Family                                                      9             12              7             4
Tax Obligation/General                                                    13             11             10            12
Tax Obligation/Limited                                                     9             11              6            15
Transportation                                                            15             11             13             1
U.S. Guaranteed                                                           10             16             21            25
Utilities                                                                  8              9             11             5
Water and Sewer                                                            8              6             10             3
Other                                                                      2              2              3             3
-------------------------------------------------------------------------------------------------------------------------
                                                                         100%           100%           100%          100%
=========================================================================================================================


Certain long-term investments owned by the Funds are either covered by insurance issued by several private insurers or are backed by an escrow or trust containing U.S. Government or U.S. Government agency securities, both of which ensure the timely payment of principal and interest in the event of default (56% for Investment Quality (NQM), 64% for Select Quality (NQS), 58% for Quality Income (NQU) and 55% for Premier Income (NPF)).

For additional information regarding each investment security, refer to the Portfolio of Investments of each Fund.

            Financial
                  Highlights (Unaudited)

            Selected data for a Common share outstanding throughout each period:


                               Investment Operations                         Less Distributions
                         ============================== ==================================================
                                                                                  From      From
                                                                                and In    and In
                                                              Net        Net Excess of Excess of
                                          Net          Investment Investment   Capital   Capital
                                    Realized/           Income to  Income to  Gains to  Gains to
            Beginning          Net Unrealized              Common  Preferred   Common  Preferred
            Net Asset   Investment Investment              Share-     Share-   Share-     Share-
                Value       Income  Gain(Loss)   Total    holders    holders   holders   holders     Total
===========================================================================================================
Investment Quality (NQM)
-----------------------------------------------------------------------------------------------------------
Year Ended 10/31:
2001(a)    $    14.67        $ .58     $  .35   $ .93     $ (.42)     $(.16)     $ --      $ --     $ (.58)
2000            14.03         1.21        .66    1.87       (.89)      (.34)       --        --     $(1.23)
1999            16.00         1.21      (1.96)   (.75)      (.96)      (.24)       --        --      (1.20)
1998            15.77         1.22        .25    1.47       (.98)      (.25)     (.01)       --      (1.24)
1997            15.48         1.25        .30    1.55      (1.01)      (.25)       --        --      (1.26)
1996            15.65         1.29       (.17)   1.12      (1.03)      (.26)       --        --      (1.29)

Select Quality (NQS)
-----------------------------------------------------------------------------------------------------------
Year Ended 10/31:
2001(a)         14.48          .61        .31     .92       (.44)      (.16)       --        --       (.60)
2000            14.05         1.22        .47    1.69       (.92)      (.34)       --        --      (1.26)
1999            15.68         1.22      (1.64)   (.42)      (.96)      (.24)       --        --      (1.20)
1998            15.48         1.23        .19    1.42       (.97)      (.25)       --        --      (1.22)
1997            15.12         1.25        .37    1.62      (1.01)      (.25)       --        --      (1.26)
1996            15.29         1.27       (.17)   1.10      (1.01)      (.26)       --        --      (1.27)

Quality Income (NQU)
-----------------------------------------------------------------------------------------------------------
Year Ended 10/31:
2001(a)         14.53          .62        .16     .78       (.46)      (.16)     (.01)       --       (.63)
2000            14.33         1.28        .21    1.49       (.95)      (.34)       --        --      (1.29)
1999            15.83         1.27      (1.48)   (.21)     (1.03)      (.25)       --        --      (1.28)
1998            15.73         1.27        .12    1.39      (1.03)      (.26)       --        --      (1.29)
1997            15.44         1.29        .29    1.58      (1.03)      (.26)       --        --      (1.29)
1996            15.43         1.30        .02    1.32      (1.03)      (.28)       --        --      (1.31)

Premier Income (NPF)
-----------------------------------------------------------------------------------------------------------
Year Ended 10/31:
2001(a)         14.42          .62        .11     .73       (.46)      (.15)       --        --       (.61)
2000            14.24         1.26        .21    1.47       (.95)      (.34)       --        --      (1.29)
1999            15.76         1.22      (1.51)   (.29)      (.97)      (.24)       --        --      (1.21)
1998            15.62         1.22        .17    1.39      (1.00)      (.25)       --        --      (1.25)
1997            15.38         1.25        .31    1.56      (1.03)      (.24)     (.04)     (.01)     (1.32)
1996            15.34         1.27        .12    1.39      (1.01)      (.26)     (.06)     (.02)     (1.35)
===========================================================================================================


                                                                        Total Returns
                                                                      ==================


                                  Offering
                                 Costs and                                       Based
                                 Preferred     Ending                  Based        on
                                     Share        Net      Ending         on       Net
                              Underwriting      Asset      Market     Market     Asset
                                 Discounts      Value       Value      Value**   Value**
=========================================================================================
Investment Quality (NQM)
-----------------------------------------------------------------------------------------
Year Ended 10/31:
2001(a)                               $ --     $15.02    $14.0700      12.63%     5.24%
2000                                    --      14.67     12.8750       3.70     11.38
1999                                  (.02)     14.03     13.3125      (8.51)    (6.64)
1998                                    --      16.00     15.5000       5.97      7.97
1997                                    --      15.77     15.5625      10.82      8.68
1996                                    --      15.48     15.0000       6.13      5.70

Select Quality (NQS)
-----------------------------------------------------------------------------------------
Year Ended 10/31:
2001(a)                                 --      14.80     14.0800      11.23      5.22
2000                                    --      14.48     13.0625       6.85     10.02
1999                                  (.01)     14.05     13.1250     (13.63)    (4.55)
1998                                    --      15.68     16.1875      10.96      7.77
1997                                    --      15.48     15.5000       9.43      9.35
1996                                    --      15.12     15.1250       9.71      5.71

Quality Income (NQU)
-----------------------------------------------------------------------------------------
Year Ended 10/31:
2001(a)                                 --      14.68     14.5100      14.21      4.23
2000                                    --      14.53     13.1250        .73      8.37
1999                                  (.01)     14.33     14.0000     (11.17)    (3.20)
1998                                    --      15.83     16.8125       9.64      7.37
1997                                    --      15.73     16.3125      14.22      8.81
1996                                    --      15.44     15.2500      10.61      6.93

Premier Income (NPF)
-----------------------------------------------------------------------------------------
Year Ended 10/31:
2001(a)                                 --      14.54     14.7200      11.46      3.99
2000                                    --      14.42     13.6250       9.71      8.22
1999                                  (.02)     14.24     13.3125     (17.25)    (3.71)
1998                                    --      15.76     17.1250      10.29      7.49
1997                                    --      15.62     16.5000      16.81      8.85
1996                                    --      15.38     15.1250      11.00      7.51
=========================================================================================


                                                                       Ratios/Supplemental Data
                               ==========================================================================
                                                        Before Credit
                                        =================================================================
                                                       Ratio of Net                 Ratio of Net
                                          Ratio of       Investment     Ratio of      Investment
                                          Expenses        Income to     Expenses       Income to
                                        to Average          Average   to Average         Average
                               Ending   Net Assets       Net Assets       Total            Total
                                  Net   Applicable       Applicable   Net Assets      Net Assets
                               Assets    to Common        to Common    Including       Including
                                (000)       Shares++         Shares++  Preferred++     Preferred++
=========================================================================================================
Investment Quality (NQM)
---------------------------------------------------------------------------------------------------------
Year Ended 10/31:
2001(a)                    $  838,088         1.22%*           7.72%*        .79%*          4.97%*
2000                          825,320         1.24             8.57          .78            5.37
1999                          802,508         1.17             7.85          .78            5.24
1998                          820,150         1.12             7.66          .78            5.31
1997                          809,337         1.13             8.08          .78            5.56
1996                          798,349         1.14             8.32          .78            5.71

Select Quality (NQS)
---------------------------------------------------------------------------------------------------------
Year Ended 10/31:
2001(a)                       780,487         1.24*            8.19*         .80*           5.28*
2000                          769,683         1.22             8.67          .77            5.48
1999                          755,102         1.17             8.07          .78            5.38
1998                          769,774         1.14             7.87          .78            5.40
1997                          759,770         1.15             8.22          .78            5.59
1996                          745,059         1.15             8.39          .78            5.69

Quality Income (NQU)
---------------------------------------------------------------------------------------------------------
Year Ended 10/31:
2001(a)                     1,247,972         1.21*            8.32*         .78*           5.34*
2000                        1,239,829         1.21             8.95          .77            5.65
1999                        1,228,845         1.17             8.27          .77            5.46
1998                        1,251,408         1.13             8.08          .77            5.49
1997                        1,238,536         1.15             8.35          .77            5.62
1996                        1,219,663         1.15             8.44          .77            5.67

Premier Income (NPF)
---------------------------------------------------------------------------------------------------------
Year Ended 10/31:
2001(a)                       456,788         1.27*            8.43*         .82*           5.42*
2000                          454,103         1.27             8.84          .80            5.59
1999                          450,509         1.19             7.98          .80            5.35
1998                          454,149         1.15             7.80          .79            5.38
1997                          448,807         1.17             8.14          .80            5.57
1996                          442,153         1.18             8.29          .81            5.66
=========================================================================================================


                    Ratios/Supplemental Data
==============================================                                Municipal Auction Rate Cumulative
                        After Credit***                                        Preferred Stock at End of Period
      ======================================================                 =====================================
                   Ratio of Net                 Ratio of Net
        Ratio of     Investment      Ratio of     Investment
        Expenses      Income to      Expenses      Income to
      to Average        Average    to Average        Average
      Net Assets     Net Assets         Total          Total                   Aggregate   Liquidation
      Applicable     Applicable    Net Assets     Net Assets      Portfolio       Amount    and Market       Asset
       to Common      to Common     Including      Including       Turnover  Outstanding     Value Per    Coverage
          Shares++       Shares++   Preferred++    Preferred++         Rate        (000)         Share   Per Share
==================================================================================================================
Investment Quality (NQM)
------------------------------------------------------------------------------------------------------------------
Year Ended 10/31:
2001(a)     1.22%*        7.72%*          .78%*         4.97%*           10%    $301,000      $25,000      $69,609
2000        1.22          8.59            .77           5.38             35      301,000       25,000       68,548
1999        1.16          7.86            .77           5.24             16      301,000       25,000       66,654
1998        1.12          7.66            .78           5.31              7      250,000       25,000       82,015
1997        1.13          8.08            .78           5.56             14      250,000       25,000       80,934
1996        1.14          8.32            .78           5.71              8      250,000        25,000      79,835

Select Quality (NQS)
------------------------------------------------------------------------------------------------------------------
Year Ended 10/31:
2001(a)     1.23*         8.20*           .79*          5.28*            13      279,000       25,000       69,936
2000        1.21          8.68            .77           5.48             30      279,000       25,000       68,968
1999        1.16          8.08            .78           5.39             27      279,000       25,000       67,661
1998        1.14          7.87            .78           5.40              7      240,000       25,000       80,185
1997        1.15          8.22            .78           5.59             10      240,000       25,000       79,143
1996        1.15          8.39            .78           5.69             13      240,000       25,000       77,610

Quality Income (NQU)
------------------------------------------------------------------------------------------------------------------
Year Ended 10/31:
2001(a)     1.20*         8.33*           .77*          5.34*            15      452,000       25,000       69,025
2000        1.20          8.95            .76           5.65             23      452,000       25,000       68,575
1999        1.16          8.27            .77           5.47             13      452,000       25,000       67,967
1998        1.13          8.08            .77           5.49             19      400,000       25,000       78,213
1997        1.15          8.35            .77           5.62              9      400,000       25,000       77,408
1996        1.15          8.44            .77           5.67             11      400,000       25,000       76,229

Premier Income (NPF)
------------------------------------------------------------------------------------------------------------------
Year Ended 10/31:
2001(a)     1.25*         8.45*           .81*          5.43*             8      165,000       25,000       69,210
2000        1.26          8.85            .79           5.60              9      165,000       25,000       68,804
1999        1.18          7.99            .79           5.35             11      165,000       25,000       68,259
1998        1.15          7.80            .79           5.38             19      140,000       25,000       81,098
1997        1.17          8.14            .80           5.57              5      140,000       25,000       80,144
1996        1.18          8.29            .81           5.66              8      140,000       25,000       78,956
==================================================================================================================


 *   Annualized.

** Total Investment Return on Market Value is the combination of reinvested dividend income, reinvested capital gains distributions, if any, and changes in stock price per share. Total Return on Net Asset Value is the combination of reinvested dividend income, reinvested capital gains distributions, if any, and changes in net asset value per share. Total returns are not annualized.

***After custodian fee credit, where applicable.

+  The amounts shown are based on Common share equivalents.

++ Ratios do not reflect the effect of dividend payments to preferred shareholders; income ratios reflect income earned on assets attributable to Preferred shares.

(a)For the six months ended April 30, 2001.

                                 See accompanying notes to financial statements.

Build Your Wealth
       Automatically



sidebar:



Nuveen makes reinvesting easy. A phone call is all it takes to set up your reinvestment account.



NUVEEN EXCHANGE-TRADED FUNDS DIVIDEND REINVESTMENT PLAN
Your Nuveen Exchange-Traded Fund allows you to conveniently reinvest dividends and/or capital gains distributions in additional fund shares.

By choosing to reinvest, you'll be able to invest money regularly and automatically, and watch your investment grow through the power of tax-free compounding. Just like dividends or distributions in cash, there may be times when income or capital gains taxes may be payable on dividends or distributions that are reinvested.

It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

EASY AND CONVENIENT
To make recordkeeping easy and convenient, each month you'll receive a statement showing your total dividends and distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

HOW SHARES ARE PURCHASED
The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. Dividends and distributions received to purchase shares in the open market will normally be invested shortly after the dividend payment date. No interest will be paid on dividends and distributions awaiting reinvestment. Because the market price of shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

FLEXIBILITY
You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change. Should you withdraw, you can receive a certificate for all whole shares credited to your reinvestment account and cash payment for fractional shares, or cash payment for all reinvestment account shares, less brokerage commissions and a $2.50 service fee.

You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

Fund
   Information




BOARD OF DIRECTORS
Robert P. Bremner
Lawrence H. Brown
Anne E. Impellizzeri
Peter R. Sawers
William J. Schneider
Timothy R. Schwertfeger
Judith M. Stockdale

FUND MANAGER
Nuveen Advisory Corp.
333 West Wacker Drive
Chicago, IL 60606

CUSTODIAN, TRANSFER AGENT
AND SHAREHOLDER SERVICES
J.P. Morgan Chase & Co.
4 New York Plaza
New York, NY 10004-2413
(800) 257-8787

LEGAL COUNSEL
Morgan, Lewis &
Bockius LLP
Washington, D.C.

INDEPENDENT AUDITORS
Ernst & Young LLP
Chicago, IL

Each Fund intends to repurchase shares of its own common or preferred stock in the future at such times and in such amounts as is deemed advisable. No shares were repurchased during the six-month period ended April 30, 2001. Any future repurchases will be reported to shareholders in the next annual or semiannual report.

Serving Investors
          for Generations

photo of: John Nuveen, Sr.

For over a century, generations of Americans have relied on Nuveen Investments to help them grow and keep the money they've earned. Financial advisors, investors and their families have associated Nuveen Investments with quality, expertise and dependability since 1898. That is why financial advisors have entrusted the assets of more than 1.3 million investors to Nuveen.

With the know-how that comes from a century of experience, Nuveen continues to build upon its reputation for quality. Now, financial advisors and investors can count on Nuveen Investments to help them design customized solutions that meet the far-reaching financial goals unique to family wealth strategies - solutions that can translate into legacies.

To find out more about how Nuveen Investments' products and services can help you preserve your financial security, talk with your financial advisor, or call us at (800) 257-8787 for more information, including a prospectus where applicable. Please read that information carefully before you invest.



                             Invest well.
                      Look ahead.
                                  LEAVE YOUR MARK. (SM)


logo: NUVEEN Investments


Nuveen Investments o 333 West Wacker Drive                            FSA-3-4-01
Chicago, IL 60606 o www.nuveen.com